UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

May 31, 2013

Columbia Dividend Income Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Dividend Income Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Dividend Income Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Dividend Income Fund

Performance Overview

Performance Summary

>  Columbia Dividend Income Fund (the Fund) Class A shares returned 24.91% excluding sales charges for the 12-month period that ended May 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Index, which returned 27.62% for the same 12-month period.

>  In an environment of generally soaring stock prices, the Fund produced a strong total return but fell modestly short of the return of its benchmark, due primarily to stock selection in the financials sector

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		24.91	6.57	8.87
Including sales charges		17.74	5.32	8.23
Class B	11/25/02
Excluding sales charges		23.99	5.79	8.05
Including sales charges		18.99	5.47	8.05
Class C	11/25/02
Excluding sales charges		24.00	5.79	8.06
Including sales charges		23.00	5.79	8.06
Class I*	09/27/10	25.42	6.94	9.20
Class R*	03/28/08	24.60	6.32	8.61
Class R4*	11/08/12	25.29	6.85	9.15
Class R5*	11/08/12	25.34	6.86	9.16
Class T	03/04/98
Excluding sales charges		24.85	6.52	8.81
Including sales charges		17.68	5.27	8.17
Class W*	09/27/10	24.91	6.60	8.92
Class Y*	11/08/12	25.35	6.86	9.16
Class Z	03/04/98	25.27	6.84	9.15
Russell 1000 Index		27.62	5.57	7.96

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Dividend Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Dividend Income Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2013, the Fund's Class A shares returned 24.91%, excluding sales charges. The Fund's benchmark, the Russell 1000 Index returned 27.62% over the same period. The Fund captured approximately 90% of the benchmark's results without compromising its focus on high quality, dividend-paying stocks in a period that favored risk-taking. Stock selection in the financials sector and the sector weight in telecommunication services detracted from relative results.

Sectors that performed well for the Fund relative to the benchmark were information technology, materials, utilities and consumer discretionary. Investments in companies that benefited from an improved housing market helped lift results for the fiscal year. In addition, an overweight relative to the benchmark in pharmaceutical companies drove strong relative results in the period's second half.

A Positive for Dividend Investors

The clarification of the tax treatment of qualified dividends early in 2013 was a positive for dividend investors. The American Taxpayer Relief Act of 2012, signed by President Obama on January 3, 2013, continued the prior tax law which had established that most qualified dividends are taxed at an equal rate with long-term capital gains. For a vast majority of dividend-earning Americans the tax rate on qualified dividends and long-term capital gains remains at a 15% rate at the federal level, as opposed to their higher ordinary income tax rate. For individuals with modified adjusted gross incomes exceeding $200,000 and marrieds, filing jointly, with modified adjusted gross incomes exceeding $250,000, a 3.8% tax on net investment income associated with the 2010 Affordable Care Act will kick in, creating an 18.8% tax rate on qualified dividend income. A 23.8% tax rate for individuals with taxable incomes in excess of $400,000 and marrieds, filing jointly, with taxable incomes in excess of $450,000 will apply in 2013, reflecting a higher 20% tax rate on qualified dividends and long-term capital gains added by the American Taxpayer Relief Act. This outcome can result in a tax rate lower than at times in the past and removes a major uncertainty for investors going forward.

A Modest Pickup in U.S. Economic Growth

Despite the domestic fiscal drag resulting from higher payroll taxes and spending cuts, the U.S. economy has continued to create jobs and grow modestly. During the fiscal year, the U.S. economy expanded at an annual rate of approximately 1.8%, with a pickup in growth to 2.4% in the first quarter of 2013. Price inflation has been low, with a decline in energy prices and a deceleration in food prices. An increase in consumer spending, improved residential investment and increased inventory investment were the major contributors to growth. Even though there has been only modest improvement in the overall pace of economic growth since the current cycle of recovery began in 2009, the trend remains positive. Against this backdrop, U.S. investors bid prices higher on stocks and other riskier assets as central banks continued to pour liquidity into the markets. However, volatility reduced those gains in the final month of the period, as investors attempt to gauge when the Federal Reserve will reduce its bond purchases.

Housing, Pharmaceutical and Information Technology Stocks Aided Results

A recovery in the U.S. housing market led to strong gains by several housing-sensitive companies, including Home Depot and Sherwin-Williams. While the

Portfolio Management

Richard Dahlberg, CFA

Scott Davis

David King, CFA

Michael Barclay, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at May 31, 2013)
Verizon Communications, Inc.	3.4
Philip Morris International, Inc.	3.1
Bristol-Myers Squibb Co.	3.0
Microsoft Corp.	2.9
Pfizer, Inc.	2.7
International Business Machines Corp.	2.7
Exxon Mobil Corp.	2.6
Sherwin-Williams Co. (The)	2.6
AT&T, Inc.	2.6
Johnson & Johnson	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Dividend Income Fund

Manager Discussion of Fund Performance (continued)

Fund's positioning in health care stocks had a slightly negative impact on relative results for the 12 months, an overweight position relative to the benchmark and stock selection within pharmaceuticals bolstered the Fund's performance during the final six months of the period. In fact, two of the Fund's top contributors to relative results for the 12 months were pharmaceutical companies Bristol-Myers Squibb and Pfizer. Bristol-Myers advanced, based on new product introductions and a promising drug pipeline, which has the potential to fuel future long term growth. Pfizer, meanwhile, sold off and spun off some non-core businesses to concentrate on its improving pharmaceuticals business.

An underweight in information technology stocks relative to the benchmark had a positive effect on relative performance. The Fund's limited exposure to Apple relative to the benchmark significantly helped performance due to the decline in Apple's share price over the past year. We sold Apple prior to the end of our fiscal year to recognize a loss, which offset a large portion of the gains realized from other stock sales taken previously in the year. Within information technology, the Fund benefited from its positioning in services and systems companies.

Financials Led Disappointments

We did not participate in the significant gains generated by two large financial companies that paid minimal dividends and to which the Fund had no exposure. Both were severely hurt in the financial crisis of 2008 and 2009 and advanced as they improved their earnings and strengthened their balance sheets. Elsewhere in the financials sector, investments in Digital Realty, a real estate investment trust, and auto insurer Progressive (sold during the period) underperformed as each company faced increasing competition. Higher quality financial stocks held in the portfolio, such as U.S. Bancorp and Chubb, which have performed well over the long term, lagged the performance of recovery stories over the past year. The Fund's top stock contributor for the period, however, was JPMorgan Chase, whose share price recovered from a price decline caused by the May, 2012 disclosure of a large trading loss in a hedging operation. Solid operational performance by JPMorgan has restored investor confidence.

Within the energy sector, Royal Dutch Shell, a Netherlands-based integrated energy company, detracted from results. The company was affected by weak economic conditions in Europe which led to declining fuel sales. Within the telecommunication services sector, Verizon and AT&T produced dividend income and appreciation for the Fund but lagged the performance of the benchmark over the past year

Looking Ahead

We plan to maintain our emphasis on companies we believe to be high quality and are able to generate substantial and sustainable free cash flow from operations. Cash generation enables a corporation to pay and increase dividends and to fund stock buybacks. While we focus on selecting dividend-paying companies, we are careful to keep the portfolio well diversified, with healthy representation in all sectors. Given the strong performance by the equity market, we believe we should be cautious in an environment in which economic growth remains moderate at best. We remain careful not to reach for yield or compromise on quality in a period when people are reaching for yield and return without being properly compensated for the increased risks they are taking. Nevertheless, we see reason to be confident in corporations that have successfully strengthened their balance sheets while improving their earnings.

Portfolio Breakdown (%) (at May 31, 2013)
Common Stocks	94.5
Consumer Discretionary	8.2
Consumer Staples	9.1
Energy	9.4
Financials	16.6
Health Care	14.9
Industrials	8.5
Information Technology	12.3
Materials	5.1
Telecommunication Services	5.7
Utilities	4.7
Convertible Preferred Stocks	0.6
Consumer Discretionary	0.2
Financials	0.4
Exchange-Traded Funds	1.8
Money Market Funds	3.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium-quality debt securities are more speculative and incur more risk. Dividend payments are not guaranteed. The amount of a dividend payment, if any, can vary over time and issuers may reduce dividends paid on securities in the event of a recession or adverse event affecting a specific industry or issuer.

Annual Report 2013
5

Columbia Dividend Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,162.80	1,019.75	5.61	5.24	1.04
Class B	1,000.00	1,000.00	1,159.10	1,016.01	9.64	9.00	1.79
Class C	1,000.00	1,000.00	1,159.20	1,016.01	9.64	9.00	1.79
Class I	1,000.00	1,000.00	1,165.50	1,021.94	3.24	3.02	0.60
Class R	1,000.00	1,000.00	1,161.30	1,018.50	6.95	6.49	1.29
Class R4	1,000.00	1,000.00	1,165.20	1,020.84	4.43	4.13	0.82
Class R5	1,000.00	1,000.00	1,165.70	1,021.69	3.51	3.28	0.65
Class T	1,000.00	1,000.00	1,162.50	1,019.50	5.88	5.49	1.09
Class W	1,000.00	1,000.00	1,162.80	1,019.80	5.55	5.19	1.03
Class Y	1,000.00	1,000.00	1,165.90	1,021.94	3.24	3.02	0.60
Class Z	1,000.00	1,000.00	1,164.70	1,020.99	4.26	3.98	0.79

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
6

Columbia Dividend Income Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 94.4%

Issuer	Shares	Value ($)
Consumer Discretionary 8.2%
Hotels, Restaurants & Leisure 1.5%
McDonald's Corp.	1,293,950	124,956,751
Leisure Equipment & Products 0.7%
Mattel, Inc.	1,356,850	60,719,038
Media 1.4%
Time Warner, Inc.	2,021,800	118,012,466
Multiline Retail 1.1%
Macy's, Inc.	970,900	46,933,306
Nordstrom, Inc.	809,225	47,598,614
Total		94,531,920
Specialty Retail 3.0%
Home Depot, Inc. (The)	2,443,550	192,209,643
TJX Companies, Inc.	1,134,900	57,437,289
Total		249,646,932
Textiles, Apparel & Luxury Goods 0.5%
VF Corp.	235,650	43,326,609
Total Consumer Discretionary		691,193,716
Consumer Staples 9.1%
Beverages 0.9%
Coca-Cola Co. (The)	1,822,550	72,883,775
Food & Staples Retailing 0.9%
Wal-Mart Stores, Inc.	1,034,957	77,456,182
Food Products 0.6%
General Mills, Inc.	1,138,000	53,577,040
Household Products 2.5%
Kimberly-Clark Corp.	909,675	88,083,830
Procter & Gamble Co. (The)	1,550,525	119,018,299
Total		207,102,129
Tobacco 4.2%
Altria Group, Inc.	2,807,325	101,344,432
Philip Morris International, Inc.	2,754,525	250,413,868
Total		351,758,300
Total Consumer Staples		762,777,426
Energy 9.4%
Oil, Gas & Consumable Fuels 9.4%
Chevron Corp.	1,401,339	172,014,362
ConocoPhillips	1,016,700	62,364,378

Common Stocks (continued)

Issuer	Shares	Value ($)
Exxon Mobil Corp.	2,359,150	213,432,300
Kinder Morgan, Inc.	2,223,725	84,457,076
Occidental Petroleum Corp.	926,550	85,307,459
Phillips 66	815,375	54,279,514
Royal Dutch Shell PLC, ADR	1,819,550	120,763,533
Total		792,618,622
Total Energy		792,618,622
Financials 16.6%
Capital Markets 2.7%
BlackRock, Inc.	429,775	119,993,180
Northern Trust Corp.	1,010,950	58,786,743
T. Rowe Price Group, Inc.	678,250	51,452,045
Total		230,231,968
Commercial Banks 3.7%
PNC Financial Services Group, Inc. (The)	1,000,500	71,675,820
U.S. Bancorp	3,200,250	112,200,765
Wells Fargo & Co.	3,073,075	124,613,191
Total		308,489,776
Consumer Finance 1.2%
American Express Co.	1,357,475	102,774,432
Diversified Financial Services 3.5%
CME Group, Inc.	959,550	65,182,231
JPMorgan Chase & Co.	3,327,300	181,637,307
McGraw Hill Financial, Inc.	895,325	48,839,979
Total		295,659,517
Insurance 3.5%
ACE Ltd.	736,650	66,062,772
Chubb Corp. (The)	677,300	58,992,830
Marsh & McLennan Companies, Inc.	2,209,125	88,409,182
MetLife, Inc.	905,275	40,022,208
Unum Group	1,502,900	42,802,592
Total		296,289,584
Real Estate Investment Trusts (REITs) 1.6%
Digital Realty Trust, Inc.	660,400	40,224,964
Public Storage	333,050	50,556,990
Simon Property Group, Inc.	234,965	39,107,575
Total		129,889,529

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.4%
People's United Financial, Inc.	2,634,075	36,244,872
Total Financials		1,399,579,678
Health Care 14.8%
Biotechnology 1.7%
Amgen, Inc.	1,475,350	148,316,935
Health Care Equipment & Supplies 1.1%
Abbott Laboratories	2,467,775	90,493,309
Pharmaceuticals 12.0%
AbbVie, Inc.	3,402,650	145,259,129
Bristol-Myers Squibb Co.	5,394,250	248,189,442
Johnson & Johnson	2,445,000	205,820,100
Merck & Co., Inc.	4,075,325	190,317,678
Pfizer, Inc.	8,124,875	221,240,346
Total		1,010,826,695
Total Health Care		1,249,636,939
Industrials 8.5%
Aerospace & Defense 4.2%
Boeing Co. (The)	1,016,950	100,698,389
Honeywell International, Inc.	1,562,650	122,605,519
Raytheon Co.	1,296,850	86,422,084
United Technologies Corp.	458,605	43,521,614
Total		353,247,606
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	697,625	59,925,987
Commercial Services & Supplies 0.7%
Waste Management, Inc.	1,313,050	55,056,187
Electrical Equipment 0.5%
Emerson Electric Co.	745,250	42,822,065
Machinery 2.4%
Deere & Co.	442,525	38,548,353
Dover Corp.	841,075	65,814,119
Illinois Tool Works, Inc.	553,150	38,792,409
Parker Hannifin Corp.	582,050	58,065,308
Total		201,220,189
Total Industrials		712,272,034

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 12.3%
Communications Equipment 1.1%
Cisco Systems, Inc.	3,734,500	89,926,760
IT Services 5.2%
Accenture PLC, Class A	1,709,850	140,395,784
Automatic Data Processing, Inc.	1,196,050	82,192,556
International Business Machines Corp.	1,056,350	219,741,927
Total		442,330,267
Semiconductors & Semiconductor Equipment 3.2%
Intel Corp.	5,517,600	133,967,328
KLA-Tencor Corp.	1,360,400	76,576,916
Texas Instruments, Inc.	1,574,025	56,491,757
Total		267,036,001
Software 2.8%
Microsoft Corp.	6,797,775	237,106,392
Total Information Technology		1,036,399,420
Materials 5.1%
Chemicals 4.6%
EI du Pont de Nemours & Co.	1,580,275	88,163,542
LyondellBasell Industries NV, Class A	677,450	45,152,043
RPM International, Inc.	1,327,025	43,964,338
Sherwin-Williams Co. (The)	1,129,850	213,010,621
Total		390,290,544
Containers & Packaging 0.5%
Sonoco Products Co.	1,088,950	38,135,029
Total Materials		428,425,573
Telecommunication Services 5.7%
Diversified Telecommunication Services 5.7%
AT&T, Inc.	5,949,050	208,157,260
Verizon Communications, Inc.	5,635,100	273,189,648
Total		481,346,908
Total Telecommunication Services		481,346,908
Utilities 4.7%
Electric Utilities 2.5%
American Electric Power Co., Inc.	1,195,700	54,786,974
Duke Energy Corp.	567,825	38,004,527
NextEra Energy, Inc.	508,325	38,439,537
Northeast Utilities	1,015,475	42,314,843

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Westar Energy, Inc.	1,237,175	39,243,191
Total		212,789,072
Multi-Utilities 2.2%
CMS Energy Corp.	1,548,075	41,720,621
Dominion Resources, Inc.	683,900	38,674,545
Sempra Energy	811,700	65,991,210
Wisconsin Energy Corp.	978,075	39,915,241
Total		186,301,617
Total Utilities		399,090,689
Total Common Stocks (Cost: $5,938,818,931)		7,953,341,005

Convertible Preferred Stocks 0.6%

Consumer Discretionary 0.2%
Automobiles 0.2%
General Motors Co., 4.750%	420,558	20,527,436
Total Consumer Discretionary		20,527,436

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Financials 0.4%
Commercial Banks 0.4%
Fifth Third Bancorp, 8.500%	200,000	32,124,000
Total Financials		32,124,000
Total Convertible Preferred Stocks (Cost: $48,078,534)		52,651,436

Exchange-Traded Funds 1.8%

SPDR S&P 500 ETF Trust	910,700	148,662,668

Total Exchange-Traded Funds (Cost: $130,779,330)	148,662,668

Money Market Funds 3.0%

Columbia Short-Term Cash Fund, 0.109% (a)(b)	256,826,440	256,826,440
Total Money Market Funds (Cost: $256,826,440)		256,826,440
Total Investments (Cost: $6,374,503,235)		8,411,481,549
Other Assets & Liabilities, Net		19,264,391
Net Assets		8,430,745,940

Notes to Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at May 31, 2013.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short–Term Cash Fund	201,123,460	1,666,123,352	(1,610,420,372)	—	256,826,440	348,518	256,826,440

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Dividend Income Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	691,193,716	—	—	691,193,716
Consumer Staples	762,777,426	—	—	762,777,426
Energy	792,618,622	—	—	792,618,622
Financials	1,399,579,678	—	—	1,399,579,678
Health Care	1,249,636,939	—	—	1,249,636,939
Industrials	712,272,034	—	—	712,272,034
Information Technology	1,036,399,420	—	—	1,036,399,420
Materials	428,425,573	—	—	428,425,573
Telecommunication Services	481,346,908	—	—	481,346,908
Utilities	399,090,689	—	—	399,090,689
Convertible Preferred Stocks
Consumer Discretionary	20,527,436	—	—	20,527,436
Financials	32,124,000	—	—	32,124,000
Exchange-Traded Funds	148,662,668	—	—	148,662,668
Total Equity Securities	8,154,655,109	—	—	8,154,655,109
Other
Money Market Funds	256,826,440	—	—	256,826,440
Total Other	256,826,440	—	—	256,826,440
Total	8,411,481,549	—	—	8,411,481,549

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Dividend Income Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $6,117,676,795)	$8,154,655,109
Affiliated issuers (identified cost $256,826,440)	256,826,440
Total investments (identified cost $6,374,503,235)	8,411,481,549
Receivable for:
Capital shares sold	11,684,211
Dividends	24,048,451
Prepaid expenses	8,907
Trustees' deferred compensation plan	141,173
Total assets	8,447,364,291
Liabilities
Payable for:
Capital shares purchased	14,716,342
Investment management fees	122,873
Distribution and/or service fees	32,465
Transfer agent fees	1,383,855
Administration fees	10,404
Chief compliance officer expenses	865
Other expenses	210,374
Trustees' deferred compensation plan	141,173
Total liabilities	16,618,351
Net assets applicable to outstanding capital stock	$8,430,745,940
Represented by
Paid-in capital	$6,358,784,404
Undistributed net investment income	30,930,058
Accumulated net realized gain	4,053,164
Unrealized appreciation (depreciation) on:
Investments	2,036,978,314
Total — representing net assets applicable to outstanding capital stock	$8,430,745,940

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Dividend Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$2,518,406,302
Shares outstanding	147,691,901
Net asset value per share	$17.05
Maximum offering price per share(a)	$18.09
Class B
Net assets	$15,034,341
Shares outstanding	903,752
Net asset value per share	$16.64
Class C
Net assets	$459,966,196
Shares outstanding	27,666,947
Net asset value per share	$16.63
Class I
Net assets	$320,523,825
Shares outstanding	18,759,466
Net asset value per share	$17.09
Class R
Net assets	$72,978,665
Shares outstanding	4,279,373
Net asset value per share	$17.05
Class R4
Net assets	$37,358,950
Shares outstanding	2,163,646
Net asset value per share	$17.27
Class R5
Net assets	$64,986,134
Shares outstanding	3,764,352
Net asset value per share	$17.26
Class T
Net assets	$84,341,713
Shares outstanding	4,946,037
Net asset value per share	$17.05
Maximum offering price per share(a)	$18.09
Class W
Net assets	$9,373,382
Shares outstanding	549,711
Net asset value per share	$17.05
Class Y
Net assets	$1,190,432
Shares outstanding	68,919
Net asset value per share	$17.27
Class Z
Net assets	$4,846,586,000
Shares outstanding	283,978,200
Net asset value per share	$17.07

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Dividend Income Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$228,942,009
Dividends — affiliated issuers	348,518
Income from securities lending — net	2,564,571
Foreign taxes withheld	(1,068,826)
Total income	230,786,272
Expenses:
Investment management fees	37,839,114
Distribution and/or service fees
Class A	5,212,345
Class B	149,527
Class C	3,606,391
Class R	258,639
Class T	241,466
Class W	105,818
Transfer agent fees
Class A	3,932,540
Class B	28,124
Class C	680,757
Class R	97,845
Class R4(a)	8,089
Class R5(a)	5,656
Class T	151,495
Class W	79,157
Class Z	7,855,530
Administration fees	3,225,004
Compensation of board members	162,446
Printing and postage fees	694,116
Registration fees	451,265
Professional fees	257,247
Chief compliance officer expenses	6,404
Other	155,687
Total expenses	65,204,662
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(674,160)
Expense reductions	(9,091)
Total net expenses	64,521,411
Net investment income	166,264,861
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	69,902,737
Foreign currency translations	2,758
Net realized gain	69,905,495
Net change in unrealized appreciation (depreciation) on:
Investments	1,378,068,459
Net change in unrealized appreciation (depreciation)	1,378,068,459
Net realized and unrealized gain	1,447,973,954
Net increase in net assets resulting from operations	$1,614,238,815

(a) For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Dividend Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)	Year Ended May 31, 2012(b)	Year Ended September 30, 2011
Operations
Net investment income	$166,264,861	$96,508,501	$80,954,053
Net realized gain	69,905,495	16,303,380	16,570,289
Net change in unrealized appreciation (depreciation)	1,378,068,459	546,819,311	(125,203,225)
Net increase (decrease) in net assets resulting from operations	1,614,238,815	659,631,192	(27,678,883)
Distributions to shareholders
Net investment income
Class A	(45,439,482)	(18,711,324)	(22,582,632)
Class B	(231,152)	(149,656)	(274,525)
Class C	(5,327,096)	(2,239,333)	(2,356,214)
Class I	(7,854,718)	(3,932,492)	(3,517,020)
Class R	(962,094)	(259,671)	(247,636)
Class R4	(4,354)	—	—
Class R5	(195,539)	—	—
Class T	(1,758,903)	(987,754)	(1,721,136)
Class W	(1,042,733)	(606,798)	(740,376)
Class Y	(36)	—	—
Class Z	(100,753,258)	(41,629,351)	(49,919,726)
Total distributions to shareholders	(163,569,365)	(68,516,379)	(81,359,265)
Increase (decrease) in net assets from capital stock activity	1,131,235,200	1,350,220,709	1,492,699,841
Total increase in net assets	2,581,904,650	1,941,335,522	1,383,661,693
Net assets at beginning of year	5,848,841,290	3,907,505,768	2,523,844,075
Net assets at end of year	$8,430,745,940	$5,848,841,290	$3,907,505,768
Undistributed net investment income	$30,930,058	$28,231,804	$244,845

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)   For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Dividend Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	55,134,578	848,069,779	48,546,597	672,368,710	48,175,528	634,891,354
Distributions reinvested	2,786,791	42,003,889	1,151,653	16,100,090	1,446,142	18,598,042
Redemptions	(34,094,313)	(526,484,838)	(16,542,347)	(228,949,914)	(18,973,244)	(248,181,551)
Net increase	23,827,056	363,588,830	33,155,903	459,518,886	30,648,426	405,307,845
Class B shares
Subscriptions	155,626	2,307,875	193,082	2,583,203	342,782	4,373,503
Distributions reinvested	12,336	180,553	8,376	113,803	15,508	195,603
Redemptions(c)	(371,808)	(5,525,464)	(410,573)	(5,513,011)	(823,282)	(10,545,800)
Net decrease	(203,846)	(3,037,036)	(209,115)	(2,816,005)	(464,992)	(5,976,694)
Class C shares
Subscriptions	10,095,798	151,475,120	6,603,537	89,285,490	9,101,453	116,817,556
Distributions reinvested	286,010	4,207,040	126,063	1,717,923	132,150	1,655,855
Redemptions	(3,206,220)	(48,033,266)	(1,542,136)	(20,780,156)	(1,871,114)	(23,806,169)
Net increase	7,175,588	107,648,894	5,187,464	70,223,257	7,362,489	94,667,242
Class I shares
Subscriptions	7,977,018	121,334,158	5,520,881	75,970,455	24,078,342	320,170,838
Distributions reinvested	520,345	7,854,636	282,493	3,932,450	276,223	3,516,952
Redemptions	(9,164,265)	(145,535,773)	(6,890,933)	(93,486,923)	(3,840,844)	(50,294,066)
Net increase (decrease)	(666,902)	(16,346,979)	(1,087,559)	(13,584,018)	20,513,721	273,393,724
Class R shares
Subscriptions	2,893,563	44,275,976	1,511,426	21,095,800	742,217	9,640,024
Distributions reinvested	49,849	756,171	14,515	203,218	15,585	200,423
Redemptions	(968,736)	(14,935,561)	(297,634)	(4,166,692)	(388,469)	(5,161,722)
Net increase	1,974,676	30,096,586	1,228,307	17,132,326	369,333	4,678,725
Class R4 shares
Subscriptions	2,232,048	37,798,375	—	—	—	—
Distributions reinvested	264	4,324	—	—	—	—
Redemptions	(68,666)	(1,166,135)	—	—	—	—
Net increase	2,163,646	36,636,564	—	—	—	—
Class R5 shares
Subscriptions	3,881,879	64,071,911	—	—	—	—
Distributions reinvested	11,861	194,042	—	—	—	—
Redemptions	(129,388)	(2,244,114)	—	—	—	—
Net increase	3,764,352	62,021,839	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Dividend Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)		Year Ended May 31, 2012(b)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	67,273	1,012,626	55,561	761,410	150,886	1,961,263
Distributions reinvested	96,746	1,453,424	58,440	812,871	109,642	1,414,376
Redemptions	(757,086)	(11,608,520)	(527,656)	(7,286,576)	(938,084)	(12,332,826)
Net decrease	(593,067)	(9,142,470)	(413,655)	(5,712,295)	(677,556)	(8,957,187)
Class W shares
Subscriptions	1,292,912	19,320,811	746,557	10,264,661	4,878,494	64,001,093
Distributions reinvested	70,316	1,042,663	43,651	606,762	58,168	740,317
Redemptions	(4,226,000)	(65,642,521)	(955,633)	(13,161,521)	(1,358,960)	(17,428,109)
Net increase (decrease)	(2,862,772)	(45,279,047)	(165,425)	(2,290,098)	3,577,702	47,313,301
Class Y shares
Subscriptions	76,146	1,255,551	—	—	—	—
Distributions reinvested	— (d)	3	—	—	—	—
Redemptions	(7,227)	(120,046)	—	—	—	—
Net increase	68,919	1,135,508	—	—	—	—
Class Z shares
Subscriptions	102,903,567	1,567,502,490	89,060,506	1,229,645,133	86,848,555	1,140,726,956
Distributions reinvested	3,458,110	52,224,138	1,312,934	18,342,883	1,553,333	19,960,237
Redemptions	(65,428,661)	(1,015,814,117)	(30,405,107)	(420,239,360)	(36,526,580)	(478,414,308)
Net increase	40,933,016	603,912,511	59,968,333	827,748,656	51,875,308	682,272,885
Total net increase	75,580,666	1,131,235,200	97,664,253	1,350,220,709	113,204,431	1,492,699,841

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)   For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(c) Includes conversions of Class B shares to Class A shares, if any.

(d) Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Dividend Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,				Year Ended September 30,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.96		$12.16		$12.12		$11.18		$12.01		$15.35
Income from investment operations:
Net investment income	0.34		0.25		0.29		0.28		0.29		0.31
Net realized and unrealized gain (loss)	3.09		1.73		0.03	(b)	0.94		(0.86)		(3.18)
Total from investment operations	3.43		1.98		0.32		1.22		(0.57)		(2.87)
Less distributions to shareholders:
Net investment income	(0.34)		(0.18)		(0.28)		(0.28)		(0.27)		(0.31)
Net realized gains	—		—		—		—		—		(0.16)
Total distributions to shareholders	(0.34)		(0.18)		(0.28)		(0.28)		(0.27)		(0.47)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$17.05		$13.96		$12.16		$12.12		$11.18		$12.01
Total return	24.91%		16.26%		2.56%		11.02%		(4.33%)		(19.06%)
Ratios to average net assets(c)
Total gross expenses	1.04%		1.06	%(d)	1.09%		1.07%		1.11%		1.11%
Total net expenses(e)	1.03	%(f)	1.00	%(d)	1.03	%(f)	1.05	%(f)	1.05	%(f)	1.05	%(f)
Net investment income	2.20%		2.71	%(d)	2.23%		2.41%		2.88%		2.24%
Supplemental data
Net assets, end of period (in thousands)	$2,518,406		$1,729,495		$1,103,389		$728,219		$483,916		$278,122
Portfolio turnover	24%		23%		20%		17%		23%		16%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.63		$11.89		$11.86		$10.94		$11.75		$15.03
Income from investment operations:
Net investment income	0.22		0.18		0.19		0.19		0.21		0.20
Net realized and unrealized gain (loss)	3.02		1.69		0.03	(b)	0.93		(0.82)		(3.11)
Total from investment operations	3.24		1.87		0.22		1.12		(0.61)		(2.91)
Less distributions to shareholders:
Net investment income	(0.23)		(0.13)		(0.19)		(0.20)		(0.20)		(0.21)
Net realized gains	—		—		—		—		—		(0.16)
Total distributions to shareholders	(0.23)		(0.13)		(0.19)		(0.20)		(0.20)		(0.37)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$16.64		$13.63		$11.89		$11.86		$10.94		$11.75
Total return	23.99%		15.69%		1.74%		10.24%		(4.97%)		(19.71%)
Ratios to average net assets(d)
Total gross expenses	1.79%		1.81	%(e)	1.85%		1.82%		1.86%		1.86%
Total net expenses(f)	1.77	%(g)	1.75	%(e)	1.79	%(g)	1.80	%(g)	1.80	%(g)	1.80	%(g)
Net investment income	1.47%		1.96	%(e)	1.48%		1.67%		2.18%		1.48%
Supplemental data
Net assets, end of period (in thousands)	$15,034		$15,095		$15,659		$21,126		$28,006		$31,307
Portfolio turnover	24%		23%		20%		17%		23%		16%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.62		$11.88		$11.85		$10.93		$11.74		$15.02
Income from investment operations:
Net investment income	0.22		0.18		0.19		0.19		0.20		0.20
Net realized and unrealized gain (loss)	3.02		1.69		0.03	(b)	0.93		(0.82)		(3.11)
Total from investment operations	3.24		1.87		0.22		1.12		(0.62)		(2.91)
Less distributions to shareholders:
Net investment income	(0.23)		(0.13)		(0.19)		(0.20)		(0.20)		(0.21)
Net realized gains	—		—		—		—		—		(0.16)
Total distributions to shareholders	(0.23)		(0.13)		(0.19)		(0.20)		(0.20)		(0.37)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$16.63		$13.62		$11.88		$11.85		$10.93		$11.74
Total return	24.00%		15.71%		1.74%		10.25%		(4.98%)		(19.72%)
Ratios to average net assets(c)
Total gross expenses	1.79%		1.81	%(d)	1.84%		1.82%		1.86%		1.86%
Total net expenses(e)	1.78	%(f)	1.75	%(d)	1.78	%(f)	1.80	%(f)	1.80	%(f)	1.80	%(f)
Net investment income	1.45%		1.96	%(d)	1.49%		1.66%		2.08%		1.48%
Supplemental data
Net assets, end of period (in thousands)	$459,966		$279,093		$181,875		$94,091		$48,438		$12,635
Portfolio turnover	24%		23%		20%		17%		23%		16%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,			Year Ended September 30,
Class I	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$13.99	$12.18		$12.13		$12.14
Income from investment operations:
Net investment income	0.41	0.28		0.35		0.01
Net realized and unrealized gain (loss)	3.09	1.73		0.03	(c)	(0.02)
Total from investment operations	3.50	2.01		0.38		(0.01)
Less distributions to shareholders:
Net investment income	(0.40)	(0.20)		(0.33)		—
Total distributions to shareholders	(0.40)	(0.20)		(0.33)		—
Net asset value, end of period	$17.09	$13.99		$12.18		$12.13
Total return	25.42%	16.53%		3.02%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	0.60%	0.63	%(e)	0.67%		0.71	%(e)
Total net expenses(f)	0.60%	0.63	%(e)	0.67	%(g)	0.71	%(e)(g)
Net investment income	2.64%	3.08	%(e)	2.62%		8.17	%(e)
Supplemental data
Net assets, end of period (in thousands)	$320,524	$271,694		$249,778		$2
Portfolio turnover	24%	23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class R	2013		2012(a)		2011		2010		2009		2008(b)
Per share data
Net asset value, beginning of period	$13.96		$12.17		$12.13		$11.18		$12.01		$13.39
Income from investment operations:
Net investment income	0.30		0.23		0.26		0.27		0.28		0.14
Net realized and unrealized gain (loss)	3.09		1.72		0.03	(c)	0.93		(0.86)		(1.38)
Total from investment operations	3.39		1.95		0.29		1.20		(0.58)		(1.24)
Less distributions to shareholders:
Net investment income	(0.30)		(0.16)		(0.25)		(0.25)		(0.25)		(0.14)
Total distributions to shareholders	(0.30)		(0.16)		(0.25)		(0.25)		(0.25)		(0.14)
Proceeds from regulatory settlements	—		—		—		—		0.00	(d)	—
Net asset value, end of period	$17.05		$13.96		$12.17		$12.13		$11.18		$12.01
Total return	24.60%		16.03%		2.30%		10.84%		(4.57%)		(9.28%)
Ratios to average net assets(e)
Total gross expenses	1.29%		1.31	%(f)	1.34%		1.32%		1.36%		1.36	%(f)
Total net expenses(g)	1.28	%(h)	1.25	%(f)	1.28	%(h)	1.30	%(h)	1.30	%(h)	1.30	%(f)(h)
Net investment income	1.95%		2.46	%(f)	1.98%		2.27%		2.59%		2.10	%(f)
Supplemental data
Net assets, end of period (in thousands)	$72,979		$32,183		$13,101		$8,577		$657		$11
Portfolio turnover	24%		23%		20%		17%		23%		16%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from March 28, 2008 (commencement of operations) to September 30, 2008.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  Rounds to zero.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Dividend Income Fund

Financial Highlights (continued)

Class R4	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$14.65
Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain	2.60
Total from investment operations	2.80
Less distributions to shareholders:
Net investment income	(0.18)
Total distributions to shareholders	(0.18)
Net asset value, end of period	$17.27
Total return	19.22%
Ratios to average net assets(b)
Total gross expenses	0.82	%(c)
Total net expenses(d)	0.82	%(c)
Net investment income	2.17	%(c)
Supplemental data
Net assets, end of period (in thousands)	$37,359
Portfolio turnover	24%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Dividend Income Fund

Financial Highlights (continued)

Class R5	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$14.65
Income from investment operations:
Net investment income	0.22
Net realized and unrealized gain	2.58
Total from investment operations	2.80
Less distributions to shareholders:
Net investment income	(0.19)
Total distributions to shareholders	(0.19)
Net asset value, end of period	$17.26
Total return	19.27%
Ratios to average net assets(b)
Total gross expenses	0.65	%(c)
Total net expenses(d)	0.65	%(c)
Net investment income	2.41	%(c)
Supplemental data
Net assets, end of period (in thousands)	$64,986
Portfolio turnover	24%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class T	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.96		$12.17		$12.13		$11.18		$12.01		$15.35
Income from investment operations:
Net investment income	0.33		0.24		0.29		0.28		0.29		0.30
Net realized and unrealized gain (loss)	3.09		1.72		0.03	(b)	0.95		(0.85)		(3.18)
Total from investment operations	3.42		1.96		0.32		1.23		(0.56)		(2.88)
Less distributions to shareholders:
Net investment income	(0.33)		(0.17)		(0.28)		(0.28)		(0.27)		(0.30)
Net realized gains	—		—		—		—		—		(0.16)
Total distributions to shareholders	(0.33)		(0.17)		(0.28)		(0.28)		(0.27)		(0.46)
Proceeds from regulatory settlements	—		—		—		—		0.00	(c)	—
Net asset value, end of period	$17.05		$13.96		$12.17		$12.13		$11.18		$12.01
Total return	24.85%		16.14%		2.51%		11.06%		(4.38%)		(19.10%)
Ratios to average net assets(d)
Total gross expenses	1.09%		1.11	%(e)	1.15%		1.12%		1.16%		1.16%
Total net expenses(f)	1.08	%(g)	1.05	%(e)	1.09	%(g)	1.10	%(g)	1.10	%(g)	1.10	%(g)
Net investment income	2.16%		2.65	%(e)	2.18%		2.36%		2.87%		2.19%
Supplemental data
Net assets, end of period (in thousands)	$84,342		$77,344		$72,421		$80,405		$73,773		$72,213
Portfolio turnover	24%		23%		20%		17%		23%		16%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class W	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$13.96		$12.16		$12.12		$12.13
Income from investment operations:
Net investment income	0.33		0.25		0.30		0.01
Net realized and unrealized gain (loss)	3.10		1.73		0.02	(c)	(0.02)
Total from investment operations	3.43		1.98		0.32		(0.01)
Less distributions to shareholders:
Net investment income	(0.34)		(0.18)		(0.28)		—
Total distributions to shareholders	(0.34)		(0.18)		(0.28)		—
Net asset value, end of period	$17.05		$13.96		$12.16		$12.12
Total return	24.91%		16.27%		2.57%		(0.08%)
Ratios to average net assets(d)
Total gross expenses	1.04%		1.05	%(e)	1.08%		1.06	%(e)
Total net expenses(f)	1.02	%(g)	1.00	%(e)	1.00	%(g)	1.05	%(e)(g)
Net investment income	2.20%		2.71	%(e)	2.28%		7.83	%(e)
Supplemental data
Net assets, end of period (in thousands)	$9,373		$47,647		$43,525		$2
Portfolio turnover	24%		23%		20%		17%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Dividend Income Fund

Financial Highlights (continued)

Class Y	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$14.66
Income from investment operations
Net investment income	0.23
Net realized and unrealized gain	2.58
Total from investment operations	2.81
Less distributions to shareholders:
Net investment income	(0.20)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$17.27
Total return	19.29%
Ratios to average net assets(b)
Total gross expenses	0.60	%(c)
Total net expenses(d)	0.60	%(c)
Net investment income	2.49	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,190
Portfolio turnover	24%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Dividend Income Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended September 30,
Class Z	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$13.97		$12.17		$12.13		$11.18		$12.01		$15.36
Income from investment operations:
Net investment income	0.38		0.27		0.33		0.31		0.31		0.34
Net realized and unrealized gain (loss)	3.10		1.72		0.03	(b)	0.95		(0.85)		(3.19)
Total from investment operations	3.48		1.99		0.36		1.26		(0.54)		(2.85)
Less distributions to shareholders:
Net investment income	(0.38)		(0.19)		(0.32)		(0.31)		(0.30)		(0.34)
Net realized gains	—		—		—		—		—		(0.16)
Total distributions to shareholders	(0.38)		(0.19)		(0.32)		(0.31)		(0.30)		(0.50)
Proceeds from regulatory settlements	—		—		—		—		0.01		—
Net asset value, end of period	$17.07		$13.97		$12.17		$12.13		$11.18		$12.01
Total return	25.27%		16.39%		2.82%		11.38%		(4.10%)		(18.90%)
Ratios to average net assets(c)
Total gross expenses	0.79%		0.80	%(d)	0.84%		0.82%		0.86%		0.86%
Total net expenses(e)	0.78	%(f)	0.75	%(d)	0.79	%(f)	0.80	%(f)	0.80	%(f)	0.80	%(f)
Net investment income	2.46%		2.96	%(d)	2.48%		2.66%		3.15%		2.51%
Supplemental data
Net assets, end of period (in thousands)	$4,846,586		$3,396,290		$2,227,757		$1,591,420		$1,060,268		$671,700
Portfolio turnover	24%		23%		20%		17%		23%		16%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Dividend Income Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange

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29

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2013

or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are

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30

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2013

charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.66% to 0.49% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.53% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.05% of the Fund's average daily net assets.

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31

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2013

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Effective November 8, 2012, Class Y shares will not pay transfer agent fees for at least twelve months.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.19
Class R4*	0.20%
Class R5*	0.05
Class T	0.19
Class W	0.19
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $9,091.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Annual Report 2013
32

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2013

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended May 31, 2013 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,680,047 for Class A, $9,232 for Class B, $37,274 for Class C and $3,253 for Class T shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2012 through September 30, 2013		Prior to October 1, 2012
Class A	1.19%		1.00%
Class B	1.94		1.75
Class C	1.94		1.75
Class I	0.81		0.67
Class R	1.44		1.25
Class R4	0.94	*	—
Class R5	0.86	*	—
Class T	1.24		1.05
Class W	1.19		1.00
Class Y	0.81	*	—
Class Z	0.94		0.75

*Annual rates are contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for foreign currency transactions, capital loss carryforwards, deferral/reversal of wash sale losses and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$2,758
Accumulated net realized gain	(2,758)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013	Period Ended May 31, 2012	Year Ended September 30, 2011
Ordinary income	$163,569,365	$68,516,379	$81,359,265
Long-term capital	—	—	— gains
Tax return of capital	—	—	—
Total	163,569,365	68,516,379	81,359,265

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2013
33

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2013

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$31,071,230
Undistributed accumulated long-term capital gains	13,137,075
Unrealized appreciation	2,029,160,513

At May 31, 2013, the cost of investments for federal income tax purposes was $6,382,321,036 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,032,699,264
Unrealized depreciation	(3,538,751)
Net unrealized appreciation	2,029,160,513

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2014	1,266,110

For the year ended May 31, 2013, $64,179,737 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,690,286,934 and $1,615,874,920, respectively.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Shareholder Concentration

At May 31, 2013, one unaffiliated shareholder account owned 30.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 12.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were

Annual Report 2013
34

Columbia Dividend Income Fund

Notes to Financial Statements (continued)

May 31, 2013

issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
35

Columbia Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2013

Annual Report 2013
36

Columbia Dividend Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	99.79%
Dividends Received Deduction	98.25%
Capital Gain Dividend	$13,793,929

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
37

Columbia Dividend Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
38

Columbia Dividend Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
39

Columbia Dividend Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013
40

Columbia Dividend Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Dividend Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN139_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia High Yield Municipal Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia High Yield Municipal Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia High Yield Municipal Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	28
Statement of Operations	30
Statement of Changes in Net Assets	31
Financial Highlights	33
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	45
Federal Income Tax Information	46
Trustees and Officers	47
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia High Yield Municipal Fund

Performance Overview

Performance Summary

>  Columbia High Yield Municipal Fund (the Fund) Class A shares returned 6.44% for the 12-month period ended May 31, 2013.

>  The Fund underperformed the Barclays High Yield Municipal Bond Index, which returned 11.88%, as well as the Blended Benchmark, which returned 8.27% for the same 12-month period.

>  An above-average cash position and a sizable underweight in the top-performing tobacco sector hindered relative performance.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/00
Excluding sales charges		6.44	5.67	4.45
Including sales charges		1.42	4.65	3.94
Class B	07/15/02
Excluding sales charges		5.65	4.88	3.67
Including sales charges		0.65	4.55	3.67
Class C	07/15/02
Excluding sales charges		5.81	5.04	3.82
Including sales charges		4.81	5.04	3.82
Class R4*	03/19/13	6.74	5.89	4.67
Class R5*	11/08/12	6.79	5.90	4.67
Class Z	03/05/84	6.65	5.88	4.66
Barclays High Yield Municipal Bond Index		11.88	7.24	6.92
Blended Benchmark		8.27	6.70	6.07

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*  The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than "BB+" or equivalent by any of the three principal rating agencies.

The Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Barclays High Yield Municipal Bond Index and a 40% weighting of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia High Yield Municipal Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 1, 2003 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Annual Report 2013

Columbia High Yield Municipal Fund

Manager Discussion of Fund Performance

For the 12-month period that ended May 31, 2013, Class A shares of the Fund returned 6.44% excluding sales charges. The Fund underperformed the Barclays High Yield Municipal Bond Index, which returned 11.88%, as well as the Blended Benchmark, which returned 8.27% for the same 12-month period. An above-average cash position and a sizable underweight in the top-performing tobacco sector hindered performance versus both benchmarks. We focused on total return and tried to limit volatility through a bias toward higher quality, high-yield municipal bonds with BBB or single A credit ratings.

Tepid Growth, Low Interest Rates Favorable for High-Yield Bonds

U.S. economic growth showed only modest improvement this past fiscal period, despite ultra-low short-term interest rates and government bond buyback programs aimed at bolstering borrowing and hiring. Worries over a year-end fiscal cliff of tax increases and various spending cuts kept capital spending in check in the first half of the reporting period. These were replaced in the new year by concerns over the impact of payroll tax increases and across-the-board budget cuts (commonly referred to as the sequester). More encouraging were signs of recovery in the housing market, unemployment that stayed below 8% and continued low inflation, which drove investors toward higher risk assets. High-yield municipal bonds benefited from strong demand that outstripped supply, particularly in the first half of the reporting period. The sector's high yields looked especially attractive, as credit conditions stabilized and concerns lessened that municipal bonds would lose their tax-exempt status any time soon. As investors reached for yield, the best performers were lower quality and longer maturity issues.

Cash Overweight and Tobacco Underweight Held Back Results

An above-average position in cash detracted from relative performance as high-yield municipal bonds rallied. The Fund had significant inflows, particularly during the first half of the period, which we put to work as quickly as we could. However, a shortage of attractive high-yield bonds hindered our ability to become fully invested. We purchased some higher quality bonds with 8- to 12-year maturities, which produced better returns than cash but detracted from results versus the Fund's benchmarks.

An underweight in below-investment-grade municipal bonds hurt relative performance as lower quality assets outperformed. Of note was the Fund's significant underexposure to tobacco securitization bonds, a below investment-grade segment that is a large component of both indices and was the top performing sector by far. Tobacco bonds benefited from a lower rate of decline in tobacco consumption, as well as stabilizing credit conditions and high yields that attracted investors.

Individual Disappointments Included Retirement Community Issues

Overweights versus both indices in Continuing Care Retirement Communities (CCRCs) — a somewhat out-of-favor sector where additional yield is typically available — also hampered relative performance, as CCRCs lagged tobacco bonds by a wide margin. Individual detractors included non-rated CCRC bonds issued

Portfolio Management

Chad Farrington, CFA

Top Ten States (%) (at May 31, 2013)
California	12.9
Florida	8.8
Illinois	8.8
Texas	8.2
Michigan	4.1
New York	4.1
Missouri	3.7
Pennsylvania	3.6
Virginia	3.2
Massachusetts	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at May 31, 2013)
AAA rating	0.4
AA rating	8.7
A rating	19.2
BBB rating	25.6
BB rating	8.7
B rating	6.6
Non-investment grade	0.2
Not rated	30.6
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013

Columbia High Yield Municipal Fund

Manager Discussion of Fund Performance (continued)

for Groves at Lincoln, in Lincoln, Massachusetts, which filed for bankruptcy, and Deerfield Retirement Community in Iowa, which has struggled to reach full occupancy. Other disappointments included bonds issued by Cabazon Band Mission Indians, a casino operator in California facing financial difficulty.

Overweight in Longest Maturity Bonds Helped Relative Performance

Having an overweight — and about 45% of the Fund's assets — in bonds with maturities of 22 years or more gave the biggest boost to relative performance, as longer maturity issues outperformed. In terms of top individual contributors, a long-maturity, single-A rated zero coupon sales tax bond issued by Miami/Dade County stood out. Zero coupon bonds pay no interest while the loan is outstanding, but repay both principal and interest in one lump sum at maturity. Security selection in the tobacco sector was favorable.

Looking Ahead

We currently expect to see the economy gradually improve and interest rates move higher over the next couple of years. Better economic growth typically helps the fundamental credit quality of many high-yield municipal bonds, which can lead to better performance relative to more interest-rate sensitive higher quality bonds as rates move higher. The Fund was positioned somewhat defensively at period end with just under 10% of assets in 8- to 12-year issues that may offer some price protection if interest rates rise, and a continued focus on higher quality, high-yield assets. Going forward, our focus will be on limiting volatility, while trying to add value through credit research.

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2013

Columbia High Yield Municipal Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.40		1,020.49	4.45		4.48	0.89
Class B	1,000.00	1,000.00	1,002.70		1,016.75	8.19		8.25	1.64
Class C	1,000.00	1,000.00	1,003.40		1,017.50	7.44		7.49	1.49
Class R4	1,000.00	1,000.00	1,005.00	*	1,021.54	1.34	*	3.43	0.68 *
Class R5	1,000.00	1,000.00	1,008.70		1,021.89	3.05		3.07	0.61
Class Z	1,000.00	1,000.00	1,007.40		1,021.49	3.45		3.48	0.69

*For the period March 19, 2013 through May 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.4%
Camden Industrial Development Board Prerefunded 12/01/13 Revenue Bonds Weyerhaeuser Co. Series 2003B AMT(a) 12/01/24	6.375%	275,000	283,300
Courtland Industrial Development Board(a) Refunding Revenue Bonds International Paper Co. Projects Series 2003B AMT 08/01/25	6.250%	2,000,000	2,016,480
Series 2005A AMT 06/01/25	5.200%	1,000,000	1,046,170
Total			3,345,950
Alaska 0.6%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/41	7.750%	5,000,000	5,645,500
Arizona 2.2%
Maricopa County Pollution Control Corp. Revenue Bonds El Paso Electric Co. Project Series 2009B 04/01/40	7.250%	3,600,000	4,221,504
Pima County Industrial Development Authority Refunding Revenue Bonds Facility-Edkey Charter Schools Project Series 2013 07/01/33	6.000%	2,000,000	2,074,280
07/01/43	6.000%	2,500,000	2,507,000
07/01/48	6.000%	2,500,000	2,496,350
Revenue Bonds American Charter Schools Foundation Series 2007A 07/01/38	5.625%	3,840,000	3,751,526
Surprise Municipal Property Corp. Revenue Bonds Series 2007 04/01/32	4.900%	2,000,000	2,030,580
Yavapai County Industrial Development Authority Revenue Bonds Yavapai Regional Medical Center Series 2008B 08/01/37	5.625%	3,500,000	3,682,770
Total			20,764,010

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arkansas 0.1%
City of Camden Refunding Revenue Bonds International Paper Co. Project Series 2004A AMT(a) 11/01/18	5.000%	250,000	261,460
City of Fort Smith Refunding Revenue Bonds Sales & Use Tax Series 2012 05/01/26	3.600%	955,000	978,550
Total			1,240,010
California 12.9%
ABAG Finance Authority for Nonprofit Corps. Revenue Bonds Odd Fellows Home of California Series 2012-A 04/01/32	5.000%	3,000,000	3,280,050
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b) 07/01/18	6.000%	2,000,000	1,951,440
Cabazon Band Mission Indians(b)(c)(d)(e) Revenue Bonds Series 2004 10/01/11	13.000%	405,000	186,300
10/01/15	8.375%	560,000	241,450
10/01/19	8.750%	2,785,000	1,154,020
Series 2010 10/01/20	8.375%	1,420,000	572,544
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006K AMT 08/01/26	4.625%	5,000,000	4,919,800
Series 2008K AMT 08/01/33	5.550%	2,545,000	2,601,346
California Infrastructure & Economic Development Bank Revenue Bonds Broad Museum Project Series 2011A 06/01/21	5.000%	5,000,000	6,084,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT(a)(b)(c) 12/01/32	7.500%	1,925,000	2,026,890
California State Department of Veterans Affairs Revenue Bonds Series 2012A 12/01/25	3.500%	5,000,000	5,024,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012-G 11/01/37	5.000%	1,250,000	1,338,113
Revenue Bonds Various Capital Projects Subordinated Series 2009I-1 11/01/34	6.375%	5,000,000	6,134,750
California Statewide Communities Development Authority Refunding Revenue Bonds Quail Ridge Apartments Senior Series 2002E-1 07/01/32	5.375%	2,000,000	1,514,520
Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	2,750,000	3,073,428
Aspire Public Schools Series 2010 07/01/46	6.125%	3,000,000	3,161,010
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/34	5.000%	1,775,000	1,831,924
City of Carson Special Assessment Bonds District No. 92-1 Series 1992 09/02/22	7.375%	95,000	95,496
City of Lincoln Prerefunded 09/01/13 Special Tax Bonds Community Facilities District Series 2004-1 09/01/20	5.750%	450,000	465,035
09/01/24	5.900%	445,000	460,032
City of Santa Maria Water & Wastewater Refunding Revenue Bonds Series 2012A(f) 02/01/25	0.000%	3,100,000	1,816,848
City of Upland Certificate of Participation San Antonio Community Hospital Series 2011 01/01/41	6.500%	5,000,000	5,878,450
Compton Unified School District Unlimited General Obligation Bonds Election of 2002 - Capital Appreciation Series 2006C(f) 06/01/25	0.000%	2,310,000	1,347,492
County of Sacramento Revenue Bonds Subordinated Series 2009D 07/01/35	6.000%	2,500,000	2,921,075

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Empire Union School District Special Tax Bonds Communities Facilities District No. 1987-1 Series 2002A (AMBAC)(f) 10/01/21	0.000%	1,665,000	1,212,703
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 1999 01/15/40	5.750%	3,000,000	3,000,900
Foothill-Eastern Transportation Corridor Agency(f) Refunding Revenue Bonds Capital Appreciation Series 1999 01/15/30	0.000%	11,520,000	4,290,970
Golden State Tobacco Securitization Corp. Asset-Backed Revenue Bonds Senior Series 2007A-1 06/01/47	5.125%	5,000,000	4,368,550
Prerefunded 06/01/13 Revenue Bonds Series 2003A-1 06/01/39	6.750%	200,000	200,000
Hesperia Public Financing Authority Tax Allocation Bonds Redevelopment & Housing Projects Series 2007A 09/01/27	5.500%	5,430,000	5,546,908
Huntington Beach Community Facilities District Special Tax Bonds Grand Coast Resort No. 2000-1 Series 2001 09/01/31	6.450%	1,250,000	1,254,600
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2011A 07/01/19	5.000%	2,000,000	2,414,600
Los Angeles Municipal Improvement Corp. Refunding Revenue Bonds Real Property Series 2012C 03/01/24	5.000%	2,225,000	2,567,939
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/39	6.500%	5,000,000	6,621,000
Northern California Power Agency Refunding Revenue Bonds Hydroelectric Project No.1 SE Series 2012 07/01/28	5.000%	2,000,000	2,290,260
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	2,000,000	2,009,860

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palomar Health Certificate of Participation Series 2010 11/01/41	6.000%	2,500,000	2,688,475
Richmond Joint Powers Financing Authority Refunding Revenue Bonds Lease-Civic Center Project Series 2009 (AGM) 08/01/37	5.875%	3,500,000	3,902,850
Riverside County Public Financing Authority Certificate of Participation Series 1999 05/15/29	5.800%	5,650,000	3,161,796
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/39	6.625%	1,500,000	1,692,600
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 01/01/33	5.000%	5,000,000	4,925,550
State of California Unlimited General Obligation Bonds Various Purpose Series 2007 11/01/37	5.000%	2,475,000	2,680,400
Series 2012 04/01/42	5.000%	3,000,000	3,258,450
Unlimited General Obligation Refunding Bonds Series 2012 02/01/27	5.000%	5,000,000	5,680,000
Twin Rivers Unified School District Certificate of Participation Series 2007 (AGM) School Facility Bridge Funding Program(g) 06/01/27	3.200%	2,000,000	1,981,320
Total			123,830,044
Colorado 2.4%
Anthem West Metropolitan District Limited Tax General Obligation Bonds Series 2005 12/01/35	6.250%	2,000,000	1,973,860
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartment Series 2008 06/01/38	5.500%	5,000,000	5,473,600

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority Prerefunded 06/01/14 Revenue Bonds Evangelical Lutheran Series 2009A 06/01/38	6.125%	5,750,000	6,081,775
E-470 Public Highway Authority(f) Revenue Bonds Capital Appreciation Senior Series 2000B (NPFGC) 09/01/18	0.000%	4,000,000	3,440,600
Senior Capital Appreciation Series 1997B (NPFGC) 09/01/16	0.000%	5,000,000	4,620,500
Red Sky Ranch Metropolitan District Limited General Obligation Bonds Series 2003 12/01/33	6.050%	1,000,000	1,004,290
Total			22,594,625
Connecticut 1.6%
Connecticut State Development Authority Revenue Bonds Alzheimer's Resource Center Project Series 2007 08/15/21	5.400%	1,080,000	1,145,307
08/15/27	5.500%	1,000,000	1,045,650
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	5,000,000	5,650,050
Mashantucket Western Pequot Tribe Revenue Bonds Subordinated Series 1999B(b)(c)(d)(e)(f) 09/01/15	0.000%	2,000,000	715,800
Mohegan Tribe of Indians of Connecticut(b)(d) Revenue Bonds Public Improvement-Priority Distribution Series 2001 01/01/31	6.250%	5,475,000	5,478,778
Series 2003 01/01/33	5.250%	1,000,000	983,140
Total			15,018,725
Delaware 0.2%
Centerline Equity Issuer Trust Secured(a)(b) 05/15/19	6.300%	1,000,000	1,190,430
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT(a)(c) 06/01/28	6.250%	730,000	721,620
Total			1,912,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District of Columbia 0.5%
Metropolitan Washington Airports Authority Revenue Bonds Airport System Series 2012A AMT(a) 10/01/24	5.000%	4,000,000	4,670,800
Resolution Trust Corp. Pass-Through Certificates Series 1993A(c) 12/01/16	8.500%	455,481	452,648
Total			5,123,448
Florida 8.8%
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT(a)(c) 07/01/40	7.500%	1,500,000	1,501,575
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(c) 07/15/32	7.000%	1,370,000	616,185
Celebration Community Development District Special Assessment Bonds Series 2003A 05/01/34	6.400%	860,000	867,078
Citizens Property Insurance Corp. Revenue Bonds Senior Secured Series 2012A-1 06/01/21	5.000%	2,400,000	2,823,144
Citizens Property Insurance Corp.(h) Revenue Bonds High Risk Series 2010A3 06/01/13	1.870%	5,000,000	5,000,208
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Home Estates Series 2008 01/01/28	6.250%	675,000	737,242
01/01/43	6.375%	2,250,000	2,425,072
County of Broward Airport System Refunding Revenue Bonds Series 2012P-1 AMT(a) 10/01/23	5.000%	5,000,000	5,771,200
County of Lee Solid Waste System Revenue Bonds Series 2006A (AMBAC) AMT(a) 10/01/17	5.000%	2,010,000	2,132,268

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Miami-Dade Refunding Revenue Bonds Subordinated Series 2012-B 10/01/37	5.000%	1,530,000	1,663,033
County of Miami-Dade(f) Subordinated Revenue Bonds Capital Appreciation Series 2009B 10/01/41	0.000%	30,000,000	7,031,100
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2010A 09/15/40	6.000%	3,750,000	3,969,337
Series 2012-A 06/15/43	6.125%	5,000,000	4,908,950
Lee County Industrial Development Authority Refunding Revenue Bonds Shell PT/Alliance Community Project Series 2007 11/15/29	5.000%	4,000,000	4,153,840
Mid-Bay Bridge Authority Revenue Bonds Series 2011A 10/01/40	7.250%	4,000,000	4,971,080
Middle Village Community Development District Special Assessment Bonds Series 2004A(c) 05/01/35	6.000%	2,000,000	1,671,280
North Brevard County Hospital District Refunding Revenue Bonds Parrish Medical Center Project Series 2008 10/01/38	5.750%	4,000,000	4,385,240
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Series 2005 07/01/26	5.700%	2,000,000	2,038,200
Mayflower Retirement Center Series 2012 06/01/42	5.125%	750,000	782,228
Revenue Bonds 1st Mortgage-Orlando Lutheran Tower Series 2007 07/01/32	5.500%	350,000	355,471
07/01/38	5.500%	1,750,000	1,772,207
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/32	5.500%	4,000,000	4,204,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A(b)(d) 10/01/24	5.500%	2,000,000	2,172,840
Seven Oaks Community Development District II Special Assessment Bonds Series 2004A 05/01/35	5.875%	430,000	326,413
Series 2004B 05/01/16	7.500%	1,725,000	1,666,333
South Lake County Hospital District Revenue Bonds South Lake Hospital, Inc. Series 2003 10/01/28	6.375%	750,000	762,353
10/01/34	6.375%	500,000	508,405
Series 2010A 04/01/39	6.250%	2,000,000	2,255,200
St. Johns County Industrial Development Authority Refunding Revenue Bonds Bayview Project Series 2007A 10/01/41	5.250%	3,725,000	3,195,677
Vicars Landing Project Series 2007 02/15/27	5.000%	2,500,000	2,588,425
Revenue Bonds Glenmoor Project Series 2006A 01/01/40	5.375%	4,275,000	2,938,165
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	1,905,000	1,786,928
West Villages Improvement District Special Assessment Bonds Unit of Development No. 3 Series 2006(c)(e) 05/01/37	5.500%	1,645,000	773,150
Westchester Community Development District No. 1 Special Assessment Bonds Community Infrastructure Series 2003 05/01/35	6.125%	800,000	807,712
Westridge Community Development District Special Assessment Bonds Series 2005(c)(e) 05/01/37	5.800%	2,650,000	1,010,843
Total			84,572,782

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia 2.5%
County of Fulton Water & Sewerage Refunding Revenue Bonds Series 2011 01/01/21	5.000%	3,500,000	4,229,890
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	4,500,000	5,181,885
Fulton County Residential Care Facilities for the Elderly Authority Revenue Bonds 1st Mortgage-Lenbrook Project Series 2006A 07/01/17	5.000%	1,700,000	1,777,095
07/01/29	5.000%	3,000,000	3,004,260
Municipal Electric Authority of Georgia Revenue Bonds Series 1991V 01/01/18	6.600%	65,000	69,120
Series 1991V Escrowed to Maturity 01/01/18	6.600%	690,000	795,459
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a) 01/01/34	6.125%	5,000,000	5,199,650
Savannah Economic Development Authority Revenue Bonds 1st Mortgage-Marshes of Skidaway Series 2003A 01/01/24	7.400%	500,000	513,040
01/01/34	7.400%	3,000,000	3,064,080
Total			23,834,479
Guam 0.7%
Guam Department of Education Certificate of Participation John F. Kennedy High School Series 2010A(d) 12/01/40	6.875%	4,750,000	5,241,245
Guam Power Authority Refunding Revenue Bonds Series 2012-A(d) 10/01/30	5.000%	1,250,000	1,402,375
Total			6,643,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hawaii 0.5%
Hawaii State Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A 11/15/44	9.000%	2,375,000	2,835,726
Hawaiian Electric Co. Subsidiary Series 2009 07/01/39	6.500%	1,750,000	2,047,903
Total			4,883,629
Illinois 8.8%
City of Chicago Tax Allocation Bonds Pilsen Redevelopment Series 2004B 06/01/22	6.750%	1,225,000	1,265,878
County of Cook Unlimited General Obligation Refunding Bonds Series 2011A 11/15/19	5.000%	5,000,000	5,967,250
Du Page County Special Service Area No. 31 Special Tax Bonds Monarch Landing Project Series 2006 03/01/36	5.625%	750,000	759,533
Illinois Finance Authority Refunding Revenue Bonds Chicago Charter School Project Series 2007 12/01/36	5.000%	1,750,000	1,792,263
Uno Charter School Network, Inc. Project Series 2011A 10/01/31	6.875%	2,500,000	2,959,675
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	3,450,000	4,038,639
Columbia College Series 2007 (NPFGC) 12/01/37	5.000%	5,000,000	5,195,700
OSF Healthcare System Series 2012-A 05/15/22	5.000%	2,000,000	2,323,640
Provena Health Series 2009A 08/15/34	7.750%	4,000,000	5,078,640
Riverside Health System Series 2009 11/15/35	6.250%	3,000,000	3,437,520
Series 2003A 11/15/32	7.000%	1,000,000	1,006,720
Silver Cross & Medical Centers Series 2009 08/15/44	7.000%	5,000,000	5,928,350

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Smith Village Project Series 2005A 11/15/35	6.250%	2,750,000	2,829,117
Illinois Finance Authority(c)(e) Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37	6.000%	1,000,000	326,820
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2 06/15/50	5.000%	5,000,000	5,304,050
Plano Special Service Area No. 4 Special Tax Bonds Lakewood Springs Project Unit 5 Series 2005 B 03/01/35	6.000%	2,922,000	2,991,456
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,961,800
Southwestern Illinois Development Authority Revenue Bonds Anderson Hospital Series 2006 08/15/26	5.125%	1,245,000	1,267,335
State of Illinois Unlimited General Obligation Bonds Series 2012 03/01/20	5.000%	1,250,000	1,420,238
Unlimited General Obligation Refunding Bonds Series 2010 01/01/20	5.000%	2,650,000	3,006,743
Series 2012 08/01/21	5.000%	2,500,000	2,834,025
08/01/23	5.000%	2,500,000	2,823,500
Village of Annawan Tax Allocation Bonds Patriot Renewable Fuels LLC Project Series 2007 01/01/18	5.625%	3,390,000	3,113,545
Village of Bolingbrook Sales Tax Revenue Bonds Series 2005(c) 01/01/24	6.250%	1,500,000	1,162,875
Village of Hillside Tax Allocation Bonds Senior Lien-Mannheim Redevelopment Project Series 2008 01/01/28	7.000%	5,240,000	5,333,324

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Village of Lincolnshire Special Tax Bonds Sedgebrook Project Series 2004 03/01/34	6.250%	713,000	737,713
Village of Rosemont Tax Allocation Bonds River Road Hotel Partners Project Series 2007 12/30/23	5.100%	2,300,000	2,049,737
Volo Village Special Service Area No. 3 Special Tax Bonds Symphony Meadows Project Series 2006-1 03/01/36	6.000%	3,709,000	3,281,760
Total			84,197,846
Indiana 0.4%
City of Portage Tax Allocation Bonds Ameriplex Project Series 2006 07/15/23	5.000%	700,000	733,943
Indiana Health & Educational Facilities Financing Authority Revenue Bonds Baptist Homes of Indiana Series 2005 11/15/35	5.250%	2,750,000	2,823,095
Total			3,557,038
Iowa 1.3%
City of Marion Refunding Revenue Bonds 1st Mortgage Series 2003 01/01/29	8.000%	187,000	194,495
Iowa Finance Authority Revenue Bonds Care Initiatives Project Series 1998B 07/01/18	5.750%	380,000	380,790
07/01/28	5.750%	1,475,000	1,477,095
Series 2013 Iowa Fertilizer Co. Project 12/01/22	5.500%	5,000,000	5,206,650
Iowa Finance Authority(c) Revenue Bonds Deerfield Retirement Community, Inc. Series 2007A 11/15/15	5.000%	2,210,000	1,581,321
11/15/27	5.500%	1,135,000	785,375
11/15/37	5.500%	750,000	505,695

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa Student Loan Liquidity Corp. Revenue Bonds Senior Series 2011A-2 AMT(a) 12/01/30	5.850%	2,370,000	2,672,886
Total			12,804,307
Kansas 2.1%
City of Lenexa Revenue Bonds Lakeview Village, Inc. Project Series 2009 05/15/29	7.125%	500,000	563,305
05/15/39	7.250%	1,500,000	1,672,350
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A 05/15/24	5.000%	3,000,000	3,038,550
05/15/29	5.000%	2,680,000	2,683,752
City of Overland Park KS Revenue Bonds Prairiefire-Lionsgate Project Series 2012 12/15/32	6.000%	6,000,000	5,904,960
Wyandotte County-Kansas City Unified Government Revenue Bonds Legends Village West Project Series 2006 10/01/28	4.875%	6,245,000	6,151,825
Total			20,014,742
Kentucky 0.2%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds 1st Mortgage-AHF/KY-IA, Inc. Project Series 2003 01/01/29	8.000%	610,000	634,449
Revenue Bonds Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/38	6.000%	1,150,000	1,237,653
Total			1,872,102
Louisiana 1.9%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	5,000,000	5,936,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	5,000,000	5,834,600
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010 12/01/40	4.000%	1,400,000	1,514,296
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A 06/01/37	5.125%	5,000,000	5,270,250
Total			18,555,446
Maryland 0.6%
City of Westminster Revenue Bonds Carroll Lutheran Village Series 2004A 05/01/34	6.250%	1,750,000	1,758,768
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	1,000,000	1,106,140
Revenue Bonds University of Maryland-College Park Projects Series 2008 06/01/43	5.875%	2,590,000	2,796,552
Total			5,661,460
Massachusetts 2.9%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,000,000	957,350
Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	4,200,000	4,922,316
Linden Ponds, Inc. Facility Series 2011A-1 11/15/31	6.250%	2,112,442	1,989,118
11/15/39	6.250%	634,649	578,343
11/15/46	6.250%	2,502,917	2,235,105
Series 2011A-2 11/15/46	5.500%	279,667	223,034

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency(c) Revenue Bonds Groves-Lincoln Series 2009A 06/01/44	7.875%	1,500,000	705,060
Series 2009B-1 06/01/16	7.250%	3,500,000	1,645,140
Health Care Facility-Alliance Series 1999A 07/01/32	7.100%	2,035,000	2,035,936
Massachusetts Development Finance Agency(f) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	1,391,019	9,793
Massachusetts Educational Financing Authority(a) Revenue Bonds Series 2008H (AGM) AMT 01/01/30	6.350%	2,630,000	2,878,325
Series 2012J AMT 07/01/21	5.000%	3,000,000	3,316,650
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston Medical Center Project Series 2008 07/01/38	5.250%	5,000,000	5,280,050
Milford Regional Medical Series 2007E 07/15/32	5.000%	1,250,000	1,256,862
Total			28,033,082
Michigan 4.1%
Allen Academy Refunding Revenue Bonds Public School Academy Series 2013 06/01/33	6.000%	5,750,000	5,893,347
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/23	5.000%	3,025,000	3,408,025
07/01/39	5.250%	1,375,000	1,464,870
County of Wayne Limited General Obligation Bonds Building Improvement Series 2009A 11/01/39	6.750%	4,805,000	5,425,758
Michigan Finance Authority Revenue Bonds School District Series 2012 06/01/20	5.000%	1,400,000	1,625,358

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan State Hospital Finance Authority Refunding Revenue Bonds Henry Ford Health System Series 2006A 11/15/46	5.250%	3,000,000	3,133,410
Oakwood Obligation Group Series 2007A 07/15/37	5.000%	5,000,000	5,193,850
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.- Carollton Series 1998C AMT(a)(c) 11/01/25	6.550%	1,500,000	1,449,180
Michigan Tobacco Settlement Finance Authority Revenue Bonds Senior Series 2007A 06/01/34	6.000%	1,000,000	948,630
06/01/48	6.000%	11,000,000	10,173,130
Summit Academy North Refunding Revenue Bonds Series 2005 11/01/35	5.500%	750,000	678,428
Total			39,393,986
Minnesota 1.9%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A 11/01/46	7.000%	4,070,000	4,346,394
City of Columbia Heights Refunding Revenue Bonds Crest View Corp. Projects Series 2007A 07/01/27	5.550%	1,000,000	914,790
07/01/42	5.700%	2,000,000	1,708,780
City of Eveleth Refunding Revenue Bonds Arrowhead Senior Living Community Series 2007 10/01/27	5.200%	2,375,000	2,385,687
City of Minneapolis Revenue Bonds Riverton Community Housing Project Series 2006A 08/01/40	5.700%	1,600,000	1,601,248
Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2003 12/01/29	5.875%	400,000	409,384

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minneapolis/St. Paul Housing Finance Board Revenue Bonds Mortgage-Backed Securities Program-Cityliving Series 2006A-2 (GNMA/FNMA) AMT(a) 12/01/38	5.000%	28,984	29,716
St. Paul Housing & Redevelopment Authority Revenue Bonds Healtheast Project Series 2005 11/15/30	6.000%	4,000,000	4,267,280
11/15/35	6.000%	2,000,000	2,126,820
Total			17,790,099
Mississippi 0.5%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	1,995,000	2,381,671
Series 1992B 04/01/22	6.700%	230,000	271,959
County of Warren Revenue Bonds International Paper Co. Series 2008A 09/01/32	6.500%	2,000,000	2,275,580
Rankin County Five Lakes Utility District Series 1994(c) 07/15/37	7.000%	250,000	250,137
Total			5,179,347
Missouri 3.7%
Cape Girardeau County Industrial Development Authority Revenue Bonds Southeast Missouri Hospital Association Series 2007 06/01/27	5.000%	1,800,000	1,841,328
City of Fenton Refunding Tax Allocation Bonds Gravois Bluffs Redevelopment Project Series 2006 04/01/21	4.500%	90,000	91,189
City of Kansas City Tax Allocation Bonds Kansas City-Maincor Project Series 2007A 03/01/18	5.250%	900,000	943,011
Shoal Creek Parkway Project Series 2011 06/01/25	6.500%	3,100,000	3,201,928

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/39	6.875%	5,000,000	5,361,600
City of Riverside Tax Allocation Bonds L-385 Levee Project Series 2004 05/01/20	5.250%	1,275,000	1,340,765
Grundy County Industrial Development Authority Revenue Bonds Wright Memorial Hospital Series 2009 09/01/34	6.750%	2,250,000	2,495,812
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/45	8.250%	4,500,000	5,331,285
Saline County Industrial Development Authority Revenue Bonds John Fitzgibbon Memorial Hospital, Inc. Series 2005 12/01/35	5.625%	5,485,000	5,679,224
St. Louis County Industrial Development Authority Refunding Revenue Bonds Ranken Jordan Project Series 2007 11/15/35	5.000%	1,300,000	1,301,144
Revenue Bonds St. Andrews Residence for Seniors Series 2007A 12/01/26	6.250%	2,000,000	2,114,460
12/01/41	6.375%	3,000,000	3,131,580
St. Louis County Industrial Development Authority(f) Revenue Bonds Convention Center Hotel Series 2000 (AMBAC) 07/15/18	0.000%	3,000,000	2,500,800
Total			35,334,126
Montana 0.1%
Montana Facility Finance Authority Revenue Bonds Senior Living-St. John's Lutheran Series 2006A 05/15/36	6.125%	1,000,000	1,028,520

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska 0.6%
Central Plains Energy Project Revenue Bonds Project #3 Series 2012 09/01/42	5.000%	5,000,000	5,371,700
Nevada 0.5%
City of Sparks Senior Sales Tax Anticipation Revenue Bonds Series 2008A(b) 06/15/28	6.750%	5,000,000	5,132,450
New Hampshire —%
New Hampshire Business Finance Authority Revenue Bonds Pennichuck Water Works, Inc. Project Series 1988 Escrowed to Maturity AMT(a) 07/01/18	7.500%	180,000	207,661
New Jersey 2.5%
Middlesex County Improvement Authority(c)(e) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	8.750%	1,250,000	87,500
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25	6.125%	2,750,000	192,500
01/01/37	6.250%	6,450,000	451,500
New Jersey Economic Development Authority Prerefunded 06/15/14 Revenue Bonds Cigarette Tax Series 2004 06/15/29	5.750%	1,000,000	1,056,000
Refunding Revenue Bonds Seabrook Village, Inc. Facility Series 2006 11/15/36	5.250%	2,250,000	2,306,655
New Jersey Economic Development Authority(a) Refunding Revenue Bonds Series 2006B AMT 01/01/37	6.875%	4,000,000	4,054,720
Revenue Bonds Continental Airlines, Inc. Project Series 2003 AMT 06/01/33	9.000%	1,000,000	1,029,960
UMM Energy Partners Series 2012A AMT 06/15/43	5.125%	2,000,000	2,110,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	3,000,000	3,412,050
New Jersey Higher Education Student Assistance Authority(a)(g) Revenue Bonds Senior Series 2013-1B AMT 12/01/43	4.750%	5,000,000	4,851,100
Series 2013-1A AMT 12/01/21	5.000%	1,500,000	1,690,020
Tobacco Settlement Financing Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003 06/01/39	6.750%	2,000,000	2,000,000
Tobacco Settlement Financing Corp.(f) Revenue Bonds Capital Appreciation Series 2007-1C 06/01/41	0.000%	7,500,000	378,225
Total			23,620,430
New York 4.0%
Broome County Industrial Development Agency Revenue Bonds Good Shepard Village Series 2008A 07/01/40	6.875%	4,000,000	4,280,960
Build NYC Resource Corp. Revenue Bonds Series 2013 International Leadership Charter School 07/01/43	6.000%	4,330,000	4,323,722
County of Rockland General Obligation Limited Notes BAN Series 2012B 06/06/13	4.000%	1,250,000	1,250,227
Huntington Housing Authority Revenue Bonds Gurwin Jewish Senior Residences Series 1999A 05/01/19	5.875%	1,265,000	1,266,834
05/01/29	6.000%	625,000	625,531
Nassau County Tobacco Settlement Corp. Asset-Backed Revenue Bonds Capital Appreciation Third Series 2006D(f) 06/01/60	0.000%	25,000,000	164,250
New York State Dormitory Authority Revenue Bonds NYU Hospital Center Series 2007B 07/01/37	5.625%	2,000,000	2,171,060

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011A 07/01/40	6.000%	1,000,000	1,155,610
The New School Series 2010 07/01/50	6.000%	5,000,000	5,781,450
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	1,350,000	1,567,755
Port Authority of New York & New Jersey(a) Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	120,000	119,693
Seneca County Industrial Development Agency Revenue Bonds Seneca Meadows, Inc. Project Series 2005 AMT(a)(b) 10/01/35	6.625%	5,000,000	5,051,800
Suffolk County Industrial Development Agency Revenue Bonds Gurwin Jewish-Phase II Series 2004 05/01/39	6.700%	470,000	485,670
Town of Ramapo Refunding General Obligation Limited Notes BAN Series 2013 05/28/14	4.700%	3,500,000	3,539,165
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Series 2012B(f) 11/15/32	0.000%	13,185,000	6,355,829
Total			38,139,556
North Carolina 1.5%
Charlotte-Mecklenburg Hospital Authority Refunding Revenue Bonds Carolinas Health Care System Group Series 2008A 01/15/24	5.250%	5,000,000	5,600,850
Durham Housing Authority Revenue Bonds Series 2005 AMT(a)(c) 02/01/38	5.650%	3,168,278	3,198,756
North Carolina Eastern Municipal Power Agency Revenue Bonds Series 1991A Escrowed to Maturity 01/01/18	6.500%	3,320,000	4,124,204

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission Revenue Bonds Health Care Housing Arc Projects Series 2004A 10/01/34	5.800%	1,550,000	1,622,385
Total			14,546,195
North Dakota 0.3%
City of Fargo Revenue Bonds Sanford Series 2011 11/01/31	6.250%	2,500,000	3,062,775
Ohio 1.6%
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/21	5.000%	1,300,000	1,534,832
Buckeye Tobacco Settlement Financing Authority Asset-Backed Revenue Bonds Senior Turbo Series 2007A-2 06/01/24	5.125%	7,000,000	6,549,410
Cleveland-Cuyahoga County Port Authority Revenue Bonds Fairmount Montessori Association Series 2005B (Fifth Third Bank) 05/15/25	5.125%	600,000	608,220
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A 11/01/45	7.000%	5,000,000	5,606,500
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008(c)(e) 12/01/38	7.000%	2,300,000	1,035,000
Summit County Port Authority Revenue Bonds Seville Projects Series 2005A 05/15/25	5.100%	375,000	375,439
Total			15,709,401
Oklahoma 1.0%
Oklahoma County Finance Authority Revenue Bonds Epworth Villa Project Series 2012A 04/01/23	5.000%	2,100,000	2,228,856
04/01/29	5.000%	1,440,000	1,476,086
04/01/42	5.125%	2,750,000	2,761,935

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oklahoma Development Finance Authority Refunding Revenue Bonds Inverness Village Community Series 2012 01/01/32	6.000%	3,000,000	3,263,880
Total			9,730,757
Oregon 1.2%
City of Forest Grove Revenue Bonds Campus Improvement-Pacific University Project Series 2009 05/01/39	6.375%	2,000,000	2,047,520
Oak Tree Foundation Project Series 2007 03/01/37	5.500%	2,900,000	2,957,710
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(d) 10/01/26	5.625%	1,700,000	1,639,633
Warm Springs Reservation Confederated Tribe Revenue Bonds Pelton Round Butte Tribal Series 2009B(d) 11/01/33	6.375%	2,410,000	2,747,087
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A 01/01/20	5.000%	2,235,000	2,242,420
Total			11,634,370
Pennsylvania 3.7%
Bucks County Industrial Development Authority Revenue Bonds Ann's Choice, Inc. Facility Series 2005A 01/01/35	6.250%	1,750,000	1,775,322
Chester County Industrial Development Authority 1st Mortgage RHA/Pennsylvania Nursing Home Series 2002(c) 05/01/32	8.500%	345,000	352,221
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a) 06/01/24	6.900%	3,200,000	4,070,016
Montgomery County Industrial Development Authority Revenue Bonds Whitemarsh Community Project Series 2008 02/01/36	7.000%	2,000,000	2,120,120

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Whitemarsh Continuing Care Series 2005 02/01/28	6.125%	1,400,000	1,421,308
02/01/35	6.250%	1,350,000	1,367,820
Pennsylvania Economic Development Financing Authority Revenue Bonds Allegheny Energy Supply Co. Series 2009 07/15/39	7.000%	4,000,000	4,737,440
Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	3,375,000	3,808,485
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/30	5.800%	2,500,000	2,783,250
Shippensburg University Series 2011 10/01/43	6.250%	2,000,000	2,326,880
Pennsylvania Housing Finance Agency Revenue Bonds Subordinated Series 2013-115A AMT(a) 10/01/33	4.200%	5,000,000	5,049,800
Pennsylvania Industrial Development Authority Prerefunded 07/01/18 Revenue Bonds Economic Development Series 2008 07/01/23	5.500%	295,000	359,083
Refunding Revenue Bonds Economic Development Series 2008 07/01/23	5.500%	2,060,000	2,429,688
Philadelphia Redevelopment Authority Revenue Bonds Transformation Initiative Series 2012 04/15/21	5.000%	2,000,000	2,340,540
Total			34,941,973
Puerto Rico 0.6%
Puerto Rico Electric Power Authority Revenue Bonds Series 2010XX(d) 07/01/40	5.250%	2,000,000	1,985,620
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority Revenue Bonds AES Puerto Rico Project Series 2000 AMT(a)(d) 06/01/26	6.625%	3,820,000	3,817,020
Total			5,802,640

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina 1.6%
Laurens County School District No. 055 Revenue Bonds Series 2005 12/01/30	5.250%	1,300,000	1,341,730
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Lutheran Homes Series 2007 05/01/21	5.375%	1,000,000	1,058,280
05/01/28	5.500%	2,300,000	2,392,529
1st Mortgage-Wesley Commons Series 2006 10/01/36	5.300%	3,000,000	3,008,670
Revenue Bonds Kershaw County Medical Center Project Series 2008 09/15/38	6.000%	5,050,000	5,504,197
South Carolina Jobs-Economic Development Authority(g) Revenue Bonds Series 2013 Lutheran Homes South Carolina Inc. Obligation Group 05/01/43	5.000%	750,000	735,135
05/01/48	5.125%	1,500,000	1,482,300
Total			15,522,841
South Dakota 0.2%
South Dakota Economic Development Finance Authority Revenue Bonds Pooled Loan Program-Davis Family Series 2004-4A AMT(a) 04/01/29	6.000%	1,400,000	1,450,554
South Dakota Health & Educational Facilities Authority Revenue Bonds Avera Health Series 2012A 07/01/42	5.000%	600,000	638,940
Total			2,089,494
Tennessee 0.1%
Shelby County Health Educational & Housing Facilities Board Prerefunded 12/01/13 Revenue Bonds Germantown Village Series 2003A 12/01/34	7.250%	675,000	698,315
Prerefunded 12/01/16 Revenue Bonds Germantown Village Series 2006 12/01/34	6.250%	475,000	542,635
Total			1,240,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas 8.2%
Abilene Health Facilities Development Corp. Prerefunded 11/15/13 Revenue Bonds Series 2003 Sears Methodist Retirement System 11/15/33	7.000%	100,000	104,061
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B 04/01/45	6.125%	5,000,000	5,541,250
Central Texas Regional Mobility Authority Revenue Bonds Subordinated Lien Series 2011 01/01/41	6.750%	5,000,000	5,809,900
City of Houston Airport System(a) Refunding Revenue Bonds Special Facilities Continental Series 2011A AMT 07/15/38	6.625%	4,000,000	4,555,200
Subordinate Lien Series 2012A AMT 07/01/25	5.000%	5,000,000	5,620,550
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002 04/01/32	7.250%	1,000,000	1,003,050
Dallas-Fort Worth International Airport Refunding Revenue Bonds Series 2012-F AMT(a) 11/01/21	5.000%	2,000,000	2,304,080
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,565,840
Gulf Coast Industrial Development Authority Revenue Bonds Citgo Petroleum Project Series 1998 AMT(a) 04/01/28	8.000%	875,000	876,435
HFDC of Central Texas, Inc. Revenue Bonds Sears Tyler Methodist Series 2009A 11/15/44	7.750%	4,000,000	3,019,600
Series 2006A 11/01/36	5.750%	5,000,000	5,184,450
Houston Health Facilities Development Corp. Revenue Bonds Buckingham Senior Living Community Series 2004A 02/15/34	7.125%	1,000,000	1,058,170

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
La Vernia Higher Education Finance Corp. Revenue Bonds Kipp, Inc. Series 2009A 08/15/29	6.000%	1,000,000	1,136,510
08/15/39	6.250%	1,500,000	1,730,925
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a) 12/01/24	6.875%	5,000,000	5,336,350
North Texas Tollway Authority Refunding Revenue Bonds Toll 2nd Tier Series 2008F 01/01/38	5.750%	2,645,000	2,903,919
Revenue Bonds 1st Tier Series 2009A 01/01/39	6.250%	1,500,000	1,709,550
Pharr Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2009A 08/15/39	6.500%	3,000,000	3,424,260
Red River Health Facilities Development Corp. Revenue Bonds Series 2013 Sears Methodist Retirement System 11/15/49	6.150%	800,000	779,568
05/09/53	6.250%	52,000	51,024
Sears Methodist Retirement System Obligation Group 11/15/38	5.450%	1,300,000	1,179,009
11/15/46	6.050%	589,000	570,134
11/15/46	6.050%	101,000	97,765
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012B AMT(a) 07/01/38	8.000%	5,000,000	5,305,600
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Village Series 2009 11/15/44	6.375%	4,250,000	4,649,755
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,558,800
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/21	5.000%	3,500,000	3,971,030
12/15/32	5.000%	1,250,000	1,321,863
Total			78,368,648

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency Prerefunded 01/01/14 Revenue Bonds Vermont Law School Project Series 2003A 01/01/33	5.500%	500,000	515,170
Virgin Islands 1.0%
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes Series 2012-A(d) 10/01/32	5.000%	3,785,000	4,132,690
Virgin Islands Water & Power Authority Refunding Revenue Bonds Series 2012A(d) 07/01/21	4.000%	5,000,000	5,065,550
Total			9,198,240
Virginia 2.7%
City of Chesapeake Expressway Toll Road Refunding Revenue Bonds Transportation System Series 2012 07/15/40	0.000%	7,530,000	4,269,962
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/36	6.875%	2,500,000	2,870,550
Tobacco Settlement Financing Corp. Revenue Bonds Senior Series 2007-B1 06/01/47	5.000%	19,000,000	15,947,080
Virginia Small Business Financing Authority Revenue Bonds Hampton Roads Proton Series 2009B 07/01/19	8.000%	2,635,000	2,822,533
Total			25,910,125
Washington 1.6%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds Series 2012-A 09/01/42	5.500%	2,150,000	2,273,517
Port of Seattle Industrial Development Corp. Refunding Revenue Bonds Special Facilities Delta Air Lines Series 2012 A.M.T.(a) 04/01/30	5.000%	2,500,000	2,562,325

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Seattle Housing Authority Revenue Bonds Capital Fund Program-High Rise Rehab Series 2005I (AGM) AMT(a) 11/01/25	5.000%	1,000,000	1,066,430
Tacoma Consolidated Local Improvement Districts Special Assessment Bonds Series 2013 No. 65 04/01/43	5.750%	2,500,000	2,461,100
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing Revenue-Mirabella Series 2012 10/01/47	6.750%	7,000,000	7,049,980
Total			15,413,352
West Virginia 0.1%
West Virginia Economic Development Authority Revenue Bonds Appalachian Power Co.-Amos Project Series 2011A AMT(a) 01/01/41	2.250%	1,250,000	1,272,475
Wisconsin 0.8%
Wisconsin Health & Educational Facilities Authority Revenue Bonds Medical College of Wisconsin Series 2008A 12/01/35	5.250%	5,000,000	5,349,100
St. John's Community, Inc. Series 2009A 09/15/39	7.625%	1,750,000	2,009,823
Total			7,358,923
Wyoming 0.4%
County of Campbell Pollution Control Refunding Revenue Bonds Black Hills Power, Inc. Project Series 2004 10/01/24	5.350%	3,250,000	3,375,223
Total Municipal Bonds (Cost: $864,706,952)			920,996,322

Municipal Preferred Stocks 0.1%

Maryland 0.1%
Munimae TE Bond Subsidiary LLC(a)(b)(c) 06/30/49	5.800%	1,000,000	889,970
Total Municipal Preferred Stocks (Cost: $1,000,000)			889,970

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Floating Rate Notes 2.6%

Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)
Nebraska 1.1%
Nebraska Educational Finance Authority Refunding Revenue Bonds Creighton University Projects VRDN Series 2008 (JPMorgan Chase Bank)(i)(j) 07/01/35	0.030%	10,000,000	10,000,000
Nevada 0.5%
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement VRDN Series 2006C (Dexia Credit Local)(i)(j) 06/01/36	0.250%	4,900,000	4,900,000
South Carolina 0.5%
City of Columbia Waterworks & Sewer System Revenue Bonds VRDN Series 2009 (US Bank)(i)(j) 02/01/38	0.050%	5,000,000	5,000,000
Virginia 0.5%
Albermarle County Economic Development Authority Revenue Bonds Martha Jefferson Hospital VRDN Series 2008D(i) 10/01/48	0.030%	5,000,000	5,000,000
Total Floating Rate Notes (Cost: $24,900,000)			24,900,000

Municipal Short Term 1.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky 0.5%
Louisville & Jefferson County Metropolitan Sewer District Revenue Notes Subordinated Series 2012-A BAN 12/04/13	2.000%	5,000,000	5,040,300
Louisiana 0.4%
Louisiana Public Facilities Authority Revenue Bonds Louisiana Pellets, Inc. Project Series 2013A AMT(a) 08/01/14	9.750%	3,890,000	3,889,533

Municipal Short Term (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey 0.3%
City of Newark NJ Unlimited General Obligation Notes Series 2012-D BANS 12/11/13	2.000%	3,000,000	3,011,070
New York 0.1%
County of Rockland General Obligation Limited Notes Series 2012-C RAN 09/24/13	2.500%	1,000,000	1,002,350
Total Municipal Short Term (Cost: $12,935,905)			12,943,253

Money Market Funds 0.1%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(k)	384,522	384,522
JPMorgan Municipal Money Market Fund, 0.000%(k)	389,899	389,899
Total Money Market Funds (Cost: $774,421)		774,421
Total Investments (Cost: $904,317,278)		960,503,966
Other Assets & Liabilities, Net		(3,336,631)
Net Assets		957,167,335

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the value of these securities amounted to $29,387,485 or 3.07% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments (continued)

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2013 was $28,299,291, representing 2.96% of net assets. Information concerning such security holdings at May 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Village of Bolingbrook Sales Tax Revenue Bonds Series 2005 01/01/24 6.250%	12/14/05	1,370,393
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT 07/01/40 7.500%	03/07/00 - 05/21/07	1,496,928
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/11 13.000%	05/14/10	370,523
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/15 8.375%	10/04/04 - 05/14/10	510,005
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/19 8.750%	10/04/04 - 05/14/10	2,498,267
Cabazon Band Mission Indians Revenue Bonds Series 2010 10/01/20 8.375%	05/14/10	1,420,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/32 7.500%	12/22/11	1,925,000
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32 7.000%	07/23/08	1,370,000
Chester County Industrial Development Authority 1st Mortgage RHA/Pennsylvania Nursing Home Series 2002 05/01/32 8.500%	05/01/02	321,835
Durham Housing Authority Revenue Bonds Series 2005 AMT 02/01/38 5.650%	12/18/06	3,168,278
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008 12/01/38 7.000%	04/23/08	2,300,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Illinois Finance Authority Revenue Bonds Leafs Hockey Club Project Series 2007A 03/01/37 6.000%	02/14/07	972,870
Iowa Finance Authority Revenue Bonds Deerfield Retirement Community, Inc. Series 2007A 11/15/15 5.000%	11/06/09	2,032,538
Iowa Finance Authority Revenue Bonds Deerfield Retirement Community, Inc. Series 2007A 11/15/27 5.500%	04/19/07	1,148,804
Iowa Finance Authority Revenue Bonds Deerfield Retirement Community, Inc. Series 2007A 11/15/37 5.500%	05/20/09	433,307
Mashantucket Western Pequot Tribe Revenue Bonds Subordinated Series 1999B 09/01/15 0.000%	01/09/04	1,507,523
Massachusetts Development Finance Agency Revenue Bonds Groves-Lincoln Series 2009A 06/01/44 7.875%	11/12/09	1,478,612
Massachusetts Development Finance Agency Revenue Bonds Groves-Lincoln Series 2009B-1 06/01/16 7.250%	11/12/09	3,500,000
Massachusetts Development Finance Agency Revenue Bonds Health Care Facility-Alliance Series 1999A 07/01/32 7.100%	09/02/99	2,024,197
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.- Carollton Series 1998C AMT 11/01/25 6.550%	11/24/98	1,500,000
Middle Village Community Development District Special Assessment Bonds Series 2004A 05/01/35 6.000%	01/21/04	1,993,312
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/25 6.125%	10/01/09	508,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37 6.250%	03/18/05 - 10/01/09	4,614,875
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37 8.750%	06/28/06	1,228,125
Munimae TE Bond Subsidiary LLC 06/30/49 5.800%	10/14/04	1,000,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A 12/01/16 8.500%	11/12/93	458,375
Rankin County Five Lakes Utility District Series 1994 07/15/37 7.000%	10/02/07	250,000
West Villages Improvement District Special Assessment Bonds Unit of Development No. 3 Series 2006 05/01/37 5.500%	04/19/06 - 05/18/06	1,646,024
Westridge Community Development District Special Assessment Bonds Series 2005 05/01/37 5.800%	12/22/05	2,650,000
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT 06/01/28 6.250%	10/08/98	719,497

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2013, the value of these securities amounted to $37,536,092 or 3.92% of net assets.

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2013, the value of these securities amounted to $6,747,427, which represents 0.70% of net assets.

(f)  Zero coupon bond.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  Variable rate security.

(i)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2013.

(j)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(k)  The rate shown is the seven-day current annualized yield at May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

CHF  Collegiate Housing Foundation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

RAN  Revenue Anticipation Note

VRDN  Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	920,996,322	—	920,996,322
Total Bonds	—	920,996,322	—	920,996,322
Equity Securities
Municipal Preferred Stocks	—	889,970	—	889,970
Total Equity Securities	—	889,970	—	889,970
Short-Term Securities
Floating Rate Notes	—	24,900,000	—	24,900,000
Municipal Short Term	—	12,943,253	—	12,943,253
Total Short-Term Securities	—	37,843,253	—	37,843,253
Other
Money Market Funds	774,421	—	—	774,421
Total Other	774,421	—	—	774,421
Total	774,421	959,729,545	—	960,503,966

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
(identified cost $904,317,278)	$960,503,966
Receivable for:
Investments sold	634,315
Capital shares sold	1,452,575
Dividends	2
Interest	14,699,691
Expense reimbursement due from Investment Manager	692
Prepaid expenses	3,219
Trustees' deferred compensation plan	63,872
Total assets	977,358,332
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	10,845,158
Capital shares purchased	5,461,281
Dividend distributions to shareholders	3,616,650
Investment management fees	12,396
Distribution and/or service fees	857
Transfer agent fees	151,738
Administration fees	1,783
Chief compliance officer expenses	145
Other expenses	37,117
Trustees' deferred compensation plan	63,872
Total liabilities	20,190,997
Net assets applicable to outstanding capital stock	$957,167,335
Represented by
Paid-in capital	$980,369,932
Undistributed net investment income	5,111,117
Accumulated net realized loss	(84,500,402)
Unrealized appreciation (depreciation) on:
Investments	56,186,688
Total — representing net assets applicable to outstanding capital stock	$957,167,335

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$91,422,436
Shares outstanding	8,526,506
Net asset value per share	$10.72
Maximum offering price per share(a)	$11.25
Class B
Net assets	$1,217,269
Shares outstanding	113,534
Net asset value per share	$10.72
Class C
Net assets	$14,683,918
Shares outstanding	1,369,610
Net asset value per share	$10.72
Class R4
Net assets	$2,500
Shares outstanding	233
Net asset value per share	$10.73
Class R5
Net assets	$509,104
Shares outstanding	47,540
Net asset value per share	$10.71
Class Z
Net assets	$849,332,108
Shares outstanding	79,203,831
Net asset value per share	$10.72

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Statement of Operations

Year Ended May 31, 2013

Net investment income
Income:
Dividends	$12,913
Interest	49,498,239
Total income	49,511,152
Expenses:
Investment management fees	4,621,066
Distribution and/or service fees
Class A	189,090
Class B	16,524
Class C	131,424
Transfer agent fees
Class A	174,311
Class B	3,202
Class C	25,497
Class R4(a)	1
Class R5(b)	21
Class Z	1,610,973
Administration fees	663,990
Compensation of board members	38,941
Custodian fees	11,044
Printing and postage fees	100,494
Registration fees	120,312
Professional fees	61,325
Chief compliance officer expenses	826
Other	29,675
Total expenses	7,798,716
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,028,930)
Fees waived by Distributor — Class C	(20,886)
Expense reductions	(860)
Total net expenses	6,748,040
Net investment income	42,763,112
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(8,077,988)
Net realized loss	(8,077,988)
Net change in unrealized appreciation (depreciation) on:
Investments	28,156,737
Net change in unrealized appreciation (depreciation)	28,156,737
Net realized and unrealized gain	20,078,749
Net increase in net assets resulting from operations	$62,841,861

(a) For the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b) For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2013(a)(b)	Year Ended May 31, 2012(c)	Year Ended June 30, 2011
Operations
Net investment income	$42,763,112	$37,166,346	$42,331,100
Net realized loss	(8,077,988)	(4,840,201)	(7,614,866)
Net change in unrealized appreciation (depreciation)	28,156,737	74,277,418	(9,701,549)
Net increase in net assets resulting from operations	62,841,861	106,603,563	25,014,685
Distributions to shareholders
Net investment income
Class A	(3,866,763)	(3,362,006)	(3,762,746)
Class B	(57,965)	(93,334)	(213,473)
Class C	(482,603)	(380,756)	(440,310)
Class R4	(22)	—	—
Class R5	(2,139)	—	—
Class Z	(37,468,261)	(32,363,711)	(36,635,531)
Total distributions to shareholders	(41,877,753)	(36,199,807)	(41,052,060)
Increase (decrease) in net assets from capital stock activity	(2,043,493)	151,225,492	(32,194,792)
Total increase (decrease) in net assets	18,920,615	221,629,248	(48,232,167)
Net assets at beginning of year	938,246,720	716,617,472	764,849,639
Net assets at end of year	$957,167,335	$938,246,720	$716,617,472
Undistributed net investment income	$5,111,117	$4,144,228	$3,211,890

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(c) For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)(b)		Year Ended May 31, 2012(c)		Year Ended June 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	4,409,463	47,154,347	3,421,975	34,610,259	1,137,035	11,028,366
Distributions reinvested	293,226	3,145,455	206,541	2,083,885	187,768	1,805,692
Redemptions	(5,083,754)	(54,363,465)	(1,351,141)	(13,709,963)	(2,956,583)	(28,527,441)
Net increase (decrease)	(381,065)	(4,063,663)	2,277,375	22,984,181	(1,631,780)	(15,693,383)
Class B shares
Subscriptions	49,824	534,204	11,671	116,434	16,363	164,369
Distributions reinvested	2,702	28,972	4,199	42,087	8,469	81,838
Redemptions(d)	(143,124)	(1,535,572)	(129,615)	(1,285,280)	(320,806)	(3,058,590)
Net decrease	(90,598)	(972,396)	(113,745)	(1,126,759)	(295,974)	(2,812,383)
Class C shares
Subscriptions	417,007	4,468,619	422,422	4,279,116	252,510	2,460,215
Distributions reinvested	30,724	329,681	19,728	199,180	20,046	193,009
Redemptions	(272,023)	(2,913,697)	(134,415)	(1,351,969)	(337,433)	(3,210,904)
Net increase (decrease)	175,708	1,884,603	307,735	3,126,327	(64,877)	(557,680)
Class R4 shares
Subscriptions	232	2,500	—	—	—	—
Distributions reinvested	1	9	—	—	—	—
Net increase	233	2,509	—	—	—	—
Class R5 shares
Subscriptions	47,345	512,734	—	—	—	—
Distributions reinvested	195	2,088	—	—	—	—
Net increase	47,540	514,822	—	—	—	—
Class Z shares
Subscriptions	21,122,398	226,557,842	25,571,720	259,607,470	17,348,274	168,309,034
Distributions reinvested	531,718	5,704,086	439,402	4,424,413	492,648	4,744,603
Redemptions	(21,564,469)	(231,671,296)	(13,684,041)	(137,790,140)	(19,542,118)	(186,184,983)
Net increase (decrease)	89,647	590,632	12,327,081	126,241,743	(1,701,196)	(13,131,346)
Total net increase (decrease)	(158,535)	(2,043,493)	14,798,446	151,225,492	(3,693,827)	(32,194,792)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(c) For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended May 31,				Year Ended June 30,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.49		$9.60		$9.77		$8.79		$10.32		$11.33
Income from investment operations:
Net investment income	0.45		0.45		0.53		0.52		0.53		0.52
Net realized and unrealized gain (loss)	0.22		0.88		(0.19)		0.97		(1.53)		(1.01)
Total from investment operations	0.67		1.33		0.34		1.49		(1.00)		(0.49)
Less distributions to shareholders:
Net investment income	(0.44)		(0.44)		(0.51)		(0.51)		(0.53)		(0.52)
Total distributions to shareholders	(0.44)		(0.44)		(0.51)		(0.51)		(0.53)		(0.52)
Net asset value, end of period	$10.72		$10.49		$9.60		$9.77		$8.79		$10.32
Total return	6.44%		14.19%		3.63%		17.25%		(9.60%)		(4.39%)
Ratios to average net assets(b)(c)
Total gross expenses	0.96%		0.96	%(d)	0.91%		0.85%		0.90%		0.95	%(e)
Total net expenses(f)	0.85	%(g)	0.80	%(d)(g)	0.85	%(g)	0.85	%(g)	0.90	%(g)	0.95	%(e)(g)
Net investment income	4.17%		4.92	%(d)	5.46%		5.44%		5.90%		4.84%
Supplemental data
Net assets, end of period (in thousands)	$91,422		$93,456		$63,669		$80,691		$59,189		$74,593
Portfolio turnover	9%		9%		23%		18%		26%		32%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% for the year ended June 30, 2008. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.49		$9.60		$9.77		$8.79		$10.32		$11.33
Income from investment operations:
Net investment income	0.37		0.39		0.46		0.45		0.46		0.44
Net realized and unrealized gain (loss)	0.22		0.87		(0.19)		0.97		(1.53)		(1.01)
Total from investment operations	0.59		1.26		0.27		1.42		(1.07)		(0.57)
Less distributions to shareholders:
Net investment income	(0.36)		(0.37)		(0.44)		(0.44)		(0.46)		(0.44)
Total distributions to shareholders	(0.36)		(0.37)		(0.44)		(0.44)		(0.46)		(0.44)
Net asset value, end of period	$10.72		$10.49		$9.60		$9.77		$8.79		$10.32
Total return	5.65%		13.41%		2.85%		16.39%		(10.27%)		(5.10%)
Ratios to average net assets(b)(c)
Total gross expenses	1.70%		1.72	%(d)	1.65%		1.60%		1.65%		1.70	%(e)
Total net expenses(f)	1.60	%(g)	1.55	%(d)(g)	1.60	%(g)	1.60	%(g)	1.65	%(g)	1.70	%(e)(g)
Net investment income	3.41%		4.24	%(d)	4.69%		4.72%		5.13%		4.09%
Supplemental data
Net assets, end of period (in thousands)	$1,217		$2,142		$3,052		$5,995		$8,392		$11,945
Portfolio turnover	9%		9%		23%		18%		26%		32%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% for the year ended June 30, 2008. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.49		$9.60		$9.77		$8.79		$10.32		$11.33
Income from investment operations:
Net investment income	0.38		0.40		0.48		0.46		0.48		0.46
Net realized and unrealized gain (loss)	0.22		0.88		(0.20)		0.97		(1.54)		(1.01)
Total from investment operations	0.60		1.28		0.28		1.43		(1.06)		(0.55)
Less distributions to shareholders:
Net investment income	(0.37)		(0.39)		(0.45)		(0.45)		(0.47)		(0.46)
Total distributions to shareholders	(0.37)		(0.39)		(0.45)		(0.45)		(0.47)		(0.46)
Net asset value, end of period	$10.72		$10.49		$9.60		$9.77		$8.79		$10.32
Total return	5.81%		13.56%		3.01%		16.55%		(10.14%)		(4.96%)
Ratios to average net assets(b)(c)
Total gross expenses	1.71%		1.71	%(d)	1.66%		1.60%		1.65%		1.70	%(e)
Total net expenses(f)	1.45	%(g)	1.40	%(d)(g)	1.45	%(g)	1.45	%(g)	1.50	%(g)	1.55	%(e)(g)
Net investment income	3.57%		4.30	%(d)	4.88%		4.85%		5.29%		4.24%
Supplemental data
Net assets, end of period (in thousands)	$14,684		$12,525		$8,509		$9,288		$8,341		$11,090
Portfolio turnover	9%		9%		23%		18%		26%		32%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% for the year ended June 30, 2008. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Financial Highlights (continued)

Class R4	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.77
Income from investment operations:
Net investment income	0.10
Net realized and unrealized loss	(0.05	)(b)
Total from investment operations	0.05
Less distributions to shareholders:
Net investment income	(0.09)
Total distributions to shareholders	(0.09)
Net asset value, end of period	$10.73
Total return	0.50%
Ratios to average net assets(c)
Total gross expenses	0.71	%(d)
Total net expenses(e)	0.68	%(d)
Net investment income	4.54	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	9%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Financial Highlights (continued)

Class R5	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.75
Income from investment operations:
Net investment income	0.28
Net realized and unrealized loss	(0.06	)(b)
Total from investment operations	0.22
Less distributions to shareholders:
Net investment income	(0.26)
Total distributions to shareholders	(0.26)
Net asset value, end of period	$10.71
Total return	2.05%
Ratios to average net assets(c)
Total gross expenses	0.61	%(d)
Total net expenses(e)	0.61	%(d)
Net investment income	4.76	%(d)
Supplemental data
Net assets, end of period (in thousands)	$509
Portfolio turnover	9%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to May 31, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Financial Highlights (continued)

	Year Ended May 31,				Year Ended June 30,
Class Z	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$10.49		$9.60		$9.77		$8.79		$10.32		$11.33
Income from investment operations:
Net investment income	0.47		0.47		0.55		0.54		0.55		0.54
Net realized and unrealized gain (loss)	0.22		0.88		(0.19)		0.97		(1.54)		(1.01)
Total from investment operations	0.69		1.35		0.36		1.51		(0.99)		(0.47)
Less distributions to shareholders:
Net investment income	(0.46)		(0.46)		(0.53)		(0.53)		(0.54)		(0.54)
Total distributions to shareholders	(0.46)		(0.46)		(0.53)		(0.53)		(0.54)		(0.54)
Net asset value, end of period	$10.72		$10.49		$9.60		$9.77		$8.79		$10.32
Total return	6.65%		14.39%		3.82%		17.48%		(9.42%)		(4.20%)
Ratios to average net assets(b)(c)
Total gross expenses	0.76%		0.76	%(d)	0.71%		0.65%		0.70%		0.75	%(e)
Total net expenses(f)	0.65	%(g)	0.60	%(d)(g)	0.65	%(g)	0.65	%(g)	0.70	%(g)	0.75	%(e)(g)
Net investment income	4.37%		5.12	%(d)	5.68%		5.64%		6.07%		5.03%
Supplemental data
Net assets, end of period (in thousands)	$849,332		$830,124		$641,387		$668,875		$498,734		$629,219
Portfolio turnover	9%		9%		23%		18%		26%		32%

Notes to Financial Highlights

(a)  For the period from July 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from June 30 to May 31.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% for the year ended June 30, 2008. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia High Yield Municipal Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expense of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2013

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2013

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for

Annual Report 2013

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2013

derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.47% to 0.30% as the Fund's net assets increase. The effective investment management fee rate for the year ended May 31, 2013 was 0.47% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended May 31, 2013 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended May 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4*	0.12
Class R5*	0.05
Class Z	0.18

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2013, these minimum account balance fees reduced total expenses by $860.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder

Annual Report 2013

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2013

services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $234,454 for Class A, $2,218 for Class B and $2,365 for Class C shares for the year ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	November 1, 2012 through September 30, 2013		Prior to November 1, 2012
Class A	0.89%		0.80%
Class B	1.64		1.55
Class C	1.64		1.55
Class R4	0.69	*	—
Class R5	0.61	**	—
Class Z	0.69		0.60

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

**Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for defaulted bonds, Trustees' deferred compensation, distributions, capital loss carryforwards, market discount, post-October capital losses and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$81,530
Accumulated net realized loss	5,540,042
Paid-in capital	(5,621,572)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended May 31, 2013	Period Ended May 31, 2012	Year Ended June 30, 2011
Tax-Exempt income	$41,620,958	$36,072,556	$40,757,181
Ordinary income	256,795	127,251	294,879
Total	$41,877,753	$36,199,807	$41,052,060

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2013

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2013

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$9,570,623
Undistributed accumulated long-term gain	—
Unrealized appreciation	58,696,601

At May 31, 2013, the cost of investments for federal income tax purposes was $901,807,365 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$84,053,994
Unrealized depreciation	(25,357,393)
Net unrealized appreciation	$58,696,601

The following capital loss carryforward, determined at May 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2014	$466,991
2015	1,471,699
2016	5,694,295
2017	17,741,445
2018	35,721,468
2019	4,244,605
Unlimited short-term	152,354
Unlimited long-term	18,854,141
Total	$84,346,998

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended May 31, 2013, $5,621,572 of capital loss carryforward was expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $150,032,938 and $79,480,893, respectively, for the year ended May 31, 2013.

Note 6. Shareholder Concentration

At May 31, 2013, one unaffiliated shareholder account owned 75.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended May 31, 2013.

Note 8. Significant Risks

Low and Below Investment Grade (High-Yield) Securities Risk

Securities with the lowest investment grade rating, securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were

Annual Report 2013

Columbia High Yield Municipal Fund

Notes to Financial Statements (continued)

May 31, 2013

issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2013

Annual Report 2013

Columbia High Yield Municipal Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns

Tax Designations:

Exempt-Interest Dividends	99.39%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013

Columbia High Yield Municipal Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013

Columbia High Yield Municipal Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013

Columbia High Yield Municipal Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, N.A. 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Columbia Funds, January 2007-April 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial Inc. since May 2010; Associate General Counsel, Bank of America, N.A. June 2005-April 2010

Annual Report 2013

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Annual Report 2013

Columbia High Yield Municipal Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia High Yield Municipal Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN161_05_C01_(07/13)

Annual Report

May 31, 2013

Columbia Risk Allocation Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Risk Allocation Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Risk Allocation Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Risk Allocation Fund

Performance Overview

Performance Summary

>  Columbia Risk Allocation Fund (the Fund) Class A shares returned 4.15% excluding sales charges for the period from inception on June 19, 2012 through May 31, 2013.

>  The Fund underperformed its Blended Benchmark, which returned 13.59% over the same period.

>  The Fund outperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.08% during the reporting period.

>  The Fund takes a risk-based approach to allocating assets. The Fund's equity allocation contributed favorably to the Fund's returns relative to its Blended Benchmark, while its fixed income and inflation-hedging asset allocations detracted from overall relative results.

Average Annual Total Returns (%) (for period ended May 31, 2013)

	Inception	Life
Class A	06/19/12
Excluding sales charges		4.15
Including sales charges		-1.84
Class C	06/19/12
Excluding sales charges		3.43
Including sales charges		2.43
Class K (formerly Class R4)	06/19/12	4.13
Class R	06/19/12	3.90
Class R5	06/19/12	4.37
Class W	06/19/12	4.15
Class Z	06/19/12	4.39
Blended Benchmark		13.59
Citigroup 3-Month U.S. Treasury Bill Index		0.08

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting of the S&P 500 Index and a 40% weighting of the Barclays U.S. Aggregate Bond Index. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks, and the Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Risk Allocation Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 19, 2012 – May 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Risk Allocation Fund

Manager Discussion of Fund Performance

For the period from its inception on June 19, 2012 through May 31, 2013, the Fund's Class A shares returned 4.15% excluding sales charges. The Fund underperformed its Blended Benchmark, which returned 13.59% over the same period. The Fund outperformed the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.08% during the reporting period. The Fund takes a risk-based approach to allocating assets.

Financial Markets Advanced Despite Conflicting Data

There were a number of drivers influencing the financial markets during the reporting period. In Europe, fiscal rectitude followed questions about the ability of some Mediterranean countries to service the debt burdens they built up in better years. The European Central Bank generally acted with greater caution than some of its developed market peers. In North America, primarily in the U.S., aggressive fiscal spending — coupled with loose monetary policy — led to significantly bullish moves, initially in bonds and subsequently in equities. There was turbulence in Asian fundamentals. An economic slowdown in China brought large swings in commodity prices, which, in turn, led to large swings in the currencies of commodity-producing countries, such as Australia. Further, Japan, so long a dormant economy, showed signs of life again after promises of greater central bank accommodation under its new leader Haruhiko Kuroda, prompted by the nation's new prime minister Shinzo Abe.

Asset Class Positioning and Underlying Fund Performance Generated Mixed Results

The Fund takes a risk-based approach to allocating assets with the aim to improve upon the capital-based approach to asset allocation. The capital-based approach has tended to result in risk-concentrated portfolios — specifically in equities — over time. By balancing risk (or volatility) across asset classes that are expected to respond differently under various economic and market conditions, we expect the Fund to provide a more consistent return over the long term, while minimizing the severity and duration of peak-to-trough declines, relative to the traditional 60% equities/40% fixed income portfolio.

The Fund's overall equity allocation contributed favorably to the Fund's returns relative to its Blended Benchmark. The Fund had exposure within its equity allocation to TOPIX (Tokyo Stock Price Index) futures, FTSE (stocks listed on the London Stock Exchange) futures, Euro Stoxx (an index that represents companies across 12 eurozone countries) futures, S&P 500 Index futures and to an investment in the Columbia Emerging Markets Fund. Conversely, detracting from the Fund's relative results were its fixed income and inflation-hedging asset allocations. The Fund's fixed income allocation was comprised of Australian, Canadian, Euro, Japanese, U.K. and U.S. bond futures as well as of interest rate swaps. The Fund's inflation-hedging asset allocation was comprised of investments in Powershares DB Gold Fund, Central Fund of Canada and Threadneedle Commodity Fund.

A Period of Building

The reporting period was not one of making changes, but rather of building the portfolio as we sought to meet the Fund's objective. At the end of May 2013, the Fund had its greatest allocation in fixed income, followed by equities and then inflation-hedging assets.

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, PhD

Anwiti Bahuguna, Ph.D.

Beth Vanney, CFA

Fred Copper, CFA

Portfolio Breakdown (%) (at May 31, 2013)
Equity Funds	13.1
Alternative Investment Funds	28.5
Exchange-Traded Funds	0.8
Money Market Funds(a)	57.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $8.4 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Market Exposure By Asset Class Categories(a)	As a Percent of Fund Net Assets (at May 31, 2013)
Fixed Income	138.2%
Equity	37.7%
Inflation-hedging assets(b)	29.1%

(a) The percentages do not equal 100% due to the effects of leverage within the Fund's portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund's portfolio composition and its market exposure is subject to change.

(b) Inflation-hedging assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives, and U.S. and non-U.S. inflation-linked bonds.

Annual Report 2013
4

Columbia Risk Allocation Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We currently expect 2013 overall to be marked by global economic growth. While we believe this growth will remain weak, we believe it may likely be a little better than seen in 2012, despite the drag from potential fiscal policy and debt issues in the U.S., Japan and the eurozone.

Unfortunately, the global economy appears to be stuck in neutral. With improved U.S. economic data, the U.S. financial markets overall have seen positive returns. We remain concerned, however, that such data remain inconsistent. The Federal Reserve's (the Fed's) accommodative monetary policy has supported the financial markets as a whole. Yet the sustainability of such a rally is a concern. There was hinting toward the end of the reporting period of a potential change in the Fed's bond-buying program, which could dramatically affect both the U.S. equity and fixed income markets. Timing of any future U.S. interest rate hikes could be critical to the success of the U.S. fixed income markets. Further, worries about higher income taxes, implementation of new health care laws and possible budget cuts may weigh on consumer confidence.

Most of Europe remained, at the end of the reporting period, in a recession, and prospects for economic growth ahead appeared restrained. We continue to see select European debt and currency strength, but we believe meaningful steps are still needed to improve the continent's balance sheet before we see any lasting long term sustainable strength.

China's ability to sustain high economic growth also remains a concern. That said, any re-acceleration of economic growth in China is anticipated to help both fiscal policy and debt issues arithmetically and is also likely, in our view, to have a disproportionate impact on investor confidence through much of the world.

We believed the primary question at the end of the reporting period was global central bank policy. With sluggish economic growth still expected in Europe, Japan and much of the Australia-Asia region, there is currently good reason to believe that central banks may continue to be accommodative. However, as signs of asset price inflation, especially in North America, begin to appear, there may be pressure on some central banks to begin tapering their accommodative policies. How the dynamic between anemic economic growth in some parts of the globe and asset price acceleration in other parts of the world plays out could be, we believe, a determining factor in asset performance, including the tendency of some sectors and countries to relatively outperform over the months ahead.

We also expect markets to focus on how effectively developing governments address their fiscal deficits. We believe these longer term policy choices will likely continue to contribute to market volatility. By diversifying similar amounts of the Fund's risk taking across equity, fixed income and inflation-sensitive assets, we believe this risk-balanced approach has the potential to deliver a more consistent pattern of returns than traditional asset allocation strategies across a variety of economic and market conditions. During the reporting period, equity markets outperformed other asset classes by a wide margin. While the Fund performed in line with our expectations during this period, we remind investors that, since our strategy purposefully avoids a disproportionate allocation of risk to equity markets relative to the traditional 60/40 balanced portfolio, returns from the Fund can be expected to be lower than more equity-focused investment strategies in such a market environment.

We continue to believe the Fund's approach can make it an attractive diversifier in the long term within portfolios maintaining a traditional 60/40 balanced allocation to both stocks and bonds.

Investment Risks

The Fund may invest in equity securities, fixed income securities and derivative instruments. The Fund may utilize significant amounts of leverage. Leveraging exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. The Fund uses asset and risk allocation strategies, which may rely on fundamental and/or quantitative methods. There can be no assurance that these strategies and methods will be successful or enable to fund to achieve its objective and their use may cause the Fund to perform differently from the market as a whole. The Fund is non-diversified, and may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund may take short positions, primarily for hedging purposes. Short positions introduce more risk than long positions, and use of short sales in effect "leverages" the Fund. The Fund and certain underlying funds may invest in illiquid securities and there is a risk that the Fund or underlying funds may not be able to sell such securities at an opportune time without adversely affecting their price. The market value of securities may fluctuate, sometimes rapidly and unpredictably. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. The use of derivatives introduces risks possibly greater than the risks associated with investing directly in the underlying the derivatives. A relatively small price movement in an underlying investment may result in a substantial gain or loss. Investments in foreign securities involve certain risks not associated with investments in U.S. companies, including political, regulatory, economic, social and other conditions or events occurring in the particular country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Additional risks associated with an investment in the Fund include but are not limited to convertible securities and frequent trading risk.

Annual Report 2013
5

Columbia Risk Allocation Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2012 – May 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	950.20	1,021.89	2.97	3.07	0.61	4.76	4.94	0.98
Class C	1,000.00	1,000.00	946.30	1,018.30	6.45	6.69	1.33	8.25	8.55	1.70
Class K	1,000.00	1,000.00	950.10	1,021.79	3.06	3.18	0.63	4.86	5.04	1.00
Class R	1,000.00	1,000.00	948.90	1,020.44	4.37	4.53	0.90	6.17	6.40	1.27
Class R5	1,000.00	1,000.00	950.50	1,022.99	1.90	1.97	0.39	3.70	3.83	0.76
Class W	1,000.00	1,000.00	949.40	1,021.64	3.21	3.33	0.66	5.01	5.19	1.03
Class Z	1,000.00	1,000.00	950.70	1,023.09	1.80	1.87	0.37	3.60	3.73	0.74

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Risk Allocation Fund

Portfolio of Investments

May 31, 2013

(Percentages represent value of investments compared to net assets)

Equity Funds 13.1%

	Shares	Value ($)
International 13.1%
Columbia Emerging Markets Fund, Class I Shares(b)	184,627	1,920,123
Total Equity Funds (Cost: $1,798,701)		1,920,123

Alternative Investment Funds 28.3%

Central Fund of Canada Ltd., Class A Shares	82,093	1,310,204
Columbia Commodity Strategy Fund, Class I Shares(a)(b)	331,141	2,844,500
Total Alternative Investment Funds (Cost: $4,616,275)		4,154,704

Exchange-Traded Funds 0.8%

	Shares	Value ($)
PowerShares DB Gold Fund(a)	2,708	127,141
Total Exchange-Traded Funds (Cost: $149,419)		127,141

Money Market Funds 57.4%

Columbia Short-Term Cash Fund, 0.109%(b)(c)	8,436,243	8,436,243

Total Money Market Funds (Cost: $8,436,243)	8,436,243
Total Investments (Cost: $15,000,638)	14,638,211
Other Assets and Liabilities	54,020
Net Assets	14,692,231

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2013

At May 31, 2013, $373,114 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Canadian Bond, 10-year	12	1,565,932	September 2013	—	(7,095)
E-Mini S&P 500 Index	23	1,873,350	June 2013	113,568	—
Euro Stoxx 50	16	576,881	June 2013	33,828	—
Euro-Bund, 10-year	17	3,175,379	June 2013	—	(509)
FTSE 100 Index	6	599,266	June 2013	20,387	—
Japanese Government Bond, 10-year	23	3,263,342	June 2013	—	(45,449)
Tokyo Price Index	5	563,685	June 2013	70,859	—
United Kingdom Long GILT, 10-year	8	1,407,693	September 2013	—	(8,235)
U.S. Treasury Long Bond, 20-year	27	3,780,844	September 2013	—	(19,460)
Total				238,642	(80,748)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2013

Interest Rate Swap Contracts Outstanding at May 31, 2013

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Wells Fargo Bank	6-Month AUD Bankbills	Pay	3.915	May 8, 2025	AUD	1,600,000	—	(28,462)
Wells Fargo Bank	6-Month EURIBOR	Pay	1.808	May 9, 2025	EUR	1,300,000	—	(23,736)
Wells Fargo Bank	6-Month JPY LIBOR	Pay	0.923	May 9, 2025	JPY	170,000,000	—	(54,467)
Wells Fargo Bank	3-Month USD LIBOR	Pay	2.928	May 9, 2043	USD	2,200,000	—	(142,333)
Total							—	(248,998)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended May 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	—	5,343,550	(2,419,000)	83,451	3,008,001	—	—	2,844,500
Columbia Emerging Markets Fund, Class I Shares	—	3,368,866	(1,688,000)	117,835	1,798,701	64,658	13,675	1,920,123
Columbia Short-Term Cash Fund	10,000,000	14,512,128	(16,075,885)	—	8,436,243	—	7,780	8,436,243
Total	10,000,000	23,224,544	(20,182,885)	201,286	13,242,945	64,658	21,455	13,200,866

(c)  The rate shown is the seven-day current annualized yield at May 31, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Risk Allocation Fund

Portfolio of Investments (continued)

May 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	1,920,123	—	—	1,920,123
Alternative Investment Funds	4,154,704	—	—	4,154,704
Total Mutual Funds	6,074,827	—	—	6,074,827
Equity Securities
Exchange-Traded Funds	127,141	—	—	127,141
Total Equity Securities	127,141	—	—	127,141
Other
Money Market Funds	8,436,243	—	—	8,436,243
Total Other	8,436,243	—	—	8,436,243
Investments in Securities	14,638,211	—	—	14,638,211
Derivatives
Assets
Futures Contracts	238,642	—	—	238,642
Liabilities
Futures Contracts	(80,748)	—	—	(80,748)
Swap Contracts	—	(248,998)	—	(248,998)
Total	14,796,105	(248,998)	—	14,547,107

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Risk Allocation Fund

Statement of Assets and Liabilities

May 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,757,693)	$1,437,345
Affiliated issuers (identified cost $13,242,945)	13,200,866
Total investments (identified cost $15,000,638)	14,638,211
Margin deposits on futures contracts	373,114
Receivable for:
Capital shares sold	12,061
Dividends	872
Expense reimbursement due from Investment Manager	1,165
Prepaid expenses	15
Trustees' deferred compensation plan	1,392
Other assets	7,942
Total assets	15,034,772
Liabilities
Unrealized depreciation on swap contracts	248,998
Payable for:
Variation margin on futures contracts	53,412
Investment management fees	191
Distribution and/or service fees	95
Transfer agent fees	295
Administration fees	24
Chief compliance officer expenses	2
Other expenses	38,132
Trustees' deferred compensation plan	1,392
Total liabilities	342,541
Net assets applicable to outstanding capital stock	$14,692,231
Represented by
Paid-in capital	$14,841,921
Undistributed net investment income	44,645
Accumulated net realized gain	266,584
Unrealized appreciation (depreciation) on:
Investments	(362,427)
Foreign currency translations	(7,388)
Futures contracts	157,894
Swap contracts	(248,998)
Total — representing net assets applicable to outstanding capital stock	$14,692,231

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Risk Allocation Fund

Statement of Assets and Liabilities (continued)

May 31, 2013

Class A
Net assets	$8,139,010
Shares outstanding	809,171
Net asset value per share	$10.06
Maximum offering price per share(a)	$10.67
Class C
Net assets	$1,387,104
Shares outstanding	138,346
Net asset value per share	$10.03
Class K(b)
Net assets	$2,514
Shares outstanding	250
Net asset value per share	$10.06
Class R
Net assets	$2,511
Shares outstanding	250
Net asset value per share(c)	$10.05
Class R5
Net assets	$2,517
Shares outstanding	250
Net asset value per share	$10.07
Class W
Net assets	$2,514
Shares outstanding	250
Net asset value per share	$10.06
Class Z
Net assets	$5,156,061
Shares outstanding	512,088
Net asset value per share	$10.07

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Risk Allocation Fund

Statement of Operations

Year Ended May 31, 2013(a)

Net investment income
Income:
Dividends — unaffiliated issuers	$718
Dividends — affiliated issuers	21,455
Foreign taxes withheld	(108)
Total income	22,065
Expenses:
Investment management fees	51,020
Distribution and/or service fees
Class A	16,647
Class C	6,280
Class R	12
Class W	6
Transfer agent fees
Class A	1,180
Class C	13
Class K(b)	1
Class R	1
Class R5	1
Class W	1
Class Z	1,020
Administration fees	7,391
Plan administration fees
Class K(b)	6
Compensation of board members	13,972
Custodian fees	20,859
Printing and postage fees	13,900
Registration fees	52,989
Professional fees	32,908
Offering costs	129,135
Chief compliance officer expenses	9
Other	10,095
Total expenses	357,446
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(291,148)
Total net expenses	66,298
Net investment loss	(44,233)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	98,823
Capital gain distributions from underlying affiliated funds	64,658
Foreign currency translations	(18,397)
Futures contracts	654,944
Swap contracts	885
Net realized gain	800,913
Net change in unrealized appreciation (depreciation) on:
Investments	(362,427)
Foreign currency translations	(7,388)
Futures contracts	157,894
Swap contracts	(248,998)
Net change in unrealized appreciation (depreciation)	(460,919)
Net realized and unrealized gain	339,994
Net increase in net assets resulting from operations	$295,761

(a) For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Risk Allocation Fund

Statement of Changes in Net Assets

Year Ended May 31, 2013(a)
Operations
Net investment loss	$(44,233)
Net realized gain	800,913
Net change in unrealized appreciation (depreciation)	(460,919)
Net increase in net assets resulting from operations	295,761
Distributions to shareholders
Net investment income
Class A	(92,647)
Class C	(5,059)
Class K(b)	(35)
Class R	(31)
Class R5	(38)
Class W	(35)
Class Z	(77,174)
Net realized gains
Class A	(151,405)
Class C	(11,866)
Class K(b)	(57)
Class R	(57)
Class R5	(57)
Class W	(57)
Class Z	(114,400)
Total distributions to shareholders	(452,918)
Increase (decrease) in net assets from capital stock activity	4,849,388
Total increase in net assets	4,692,231
Net assets at beginning of year	10,000,000
Net assets at end of year	$14,692,231
Undistributed net investment income	$44,645

(a) For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Risk Allocation Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2013(a)
	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	338,036	3,552,279
Distributions reinvested	5,774	60,283
Redemptions	(34,014)	(356,482)
Net increase	309,796	3,256,080
Class C shares
Subscriptions	137,812	1,455,041
Distributions reinvested	1,613	16,844
Redemptions	(1,329)	(13,996)
Net increase	138,096	1,457,889
Class Z shares
Subscriptions	13,192	140,629
Distributions reinvested	63	657
Redemptions	(542)	(5,867)
Net increase	12,713	135,419
Total net increase	460,605	4,849,388

(a) For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Risk Allocation Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain	0.47
Total from investment operations	0.43
Less distributions to shareholders:
Net investment income	(0.14)
Net realized gains	(0.23)
Total distributions to shareholders	(0.37)
Net asset value, end of period	$10.06
Total return	4.15%
Ratios to average net assets(b)
Total gross expenses	2.97	%(c)
Total net expenses(d)	0.60	%(c)
Net investment loss	(0.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$8,139
Portfolio turnover	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Risk Allocation Fund

Financial Highlights (continued)

Class C	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.12)
Net realized and unrealized gain	0.48
Total from investment operations	0.36
Less distributions to shareholders:
Net investment income	(0.10)
Net realized gains	(0.23)
Total distributions to shareholders	(0.33)
Net asset value, end of period	$10.03
Total return	3.43%
Ratios to average net assets(b)
Total gross expenses	3.69	%(c)
Total net expenses(d)	1.33	%(c)
Net investment loss	(1.19	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$1,387
Portfolio turnover	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Risk Allocation Fund

Financial Highlights (continued)

Class K(a)	Year Ended May 31, 2013(b)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain	0.47
Total from investment operations	0.43
Less distributions to shareholders:
Net investment income	(0.14)
Net realized gains	(0.23)
Total distributions to shareholders	(0.37)
Net asset value, end of period	$10.06
Total return	4.13%
Ratios to average net assets(c)
Total gross expenses	2.90	%(d)
Total net expenses(e)	0.63	%(d)
Net investment loss	(0.37	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	76%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Risk Allocation Fund

Financial Highlights (continued)

Class R	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.07)
Net realized and unrealized gain	0.47
Total from investment operations	0.40
Less distributions to shareholders:
Net investment income	(0.12)
Net realized gains	(0.23)
Total distributions to shareholders	(0.35)
Net asset value, end of period	$10.05
Total return	3.90%
Ratios to average net assets(b)
Total gross expenses	3.14	%(c)
Total net expenses(d)	0.87	%(c)
Net investment loss	(0.74	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Risk Allocation Fund

Financial Highlights (continued)

Class R5	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gain	0.48
Total from investment operations	0.45
Less distributions to shareholders:
Net investment income	(0.15)
Net realized gains	(0.23)
Total distributions to shareholders	(0.38)
Net asset value, end of period	$10.07
Total return	4.37%
Ratios to average net assets(b)
Total gross expenses	2.66	%(c)
Total net expenses(d)	0.38	%(c)
Net investment loss	(0.25	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Risk Allocation Fund

Financial Highlights (continued)

Class W	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain	0.47
Total from investment operations	0.43
Less distributions to shareholders:
Net investment income	(0.14)
Net realized gains	(0.23)
Total distributions to shareholders	(0.37)
Net asset value, end of period	$10.06
Total return	4.15%
Ratios to average net assets(b)
Total gross expenses	2.90	%(c)
Total net expenses(d)	0.62	%(c)
Net investment loss	(0.42	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Risk Allocation Fund

Financial Highlights (continued)

Class Z	Year Ended May 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain	0.47
Total from investment operations	0.45
Less distributions to shareholders:
Net investment income	(0.15)
Net realized gains	(0.23)
Total distributions to shareholders	(0.38)
Net asset value, end of period	$10.07
Total return	4.39%
Ratios to average net assets(b)
Total gross expenses	2.66	%(c)
Total net expenses(d)	0.35	%(c)
Net investment loss	(0.17	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$5,156
Portfolio turnover	76%

Notes to Financial Highlights

(a)  For the period from June 19, 2012 (commencement of operations) to May 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Risk Allocation Fund

Notes to Financial Statements

May 31, 2013

Note 1. Organization

Columbia Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund may invest significantly in Class I shares of mutual funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Columbia Funds), exchange-traded funds (ETFs) and third party-advised funds (collectively, Underlying Funds). The financial statements of the Underlying Funds in which the Fund invests should be read in conjunction with the Fund's financial statements. The Fund also invests significantly in derivatives.

On June 18, 2012, the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, invested $10,000,000 in the Fund (499,375 shares for Class A, 250 shares for Class C, 250 shares for Class K, 250 shares for Class R, 250 shares for Class R5, 250 shares for Class W and 499,375 shares for Class Z), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on June 21, 2012.

These financial statements cover the period from June 19, 2012 (commencement of operations) to May 31, 2013.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such class differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2013
23

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2013

Investments in the underlying funds are valued at the net asset value of each class of the respective underlying fund determined as of the close of the New York Stock Exchange on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Annual Report 2013
24

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2013

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, gain exposure to or protect itself from market rate changes, and to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	238,642	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Unrealized depreciation on swap contracts	248,998
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	80,748	*
Total		329,746

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the period ended May 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	661,279	—	661,279
Interest rate contracts	(6,335)	885	(5,450)
Total	654,944	885	655,829

Annual Report 2013
25

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2013

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	238,642	—	238,642
Interest rate contracts	(80,748)	(248,998)	(329,746)
Total	157,894	(248,998)	(91,104)

The following table is a summary of the volume of derivative instruments for the period ended May 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	686
Swap contracts	16

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2013
26

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2013

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is a blend of (i) 0.00% on assets invested in affiliated mutual funds, ETFs and closed-end funds that pay an investment advisory fee to the Investment Manager, (ii) 0.10% on assets invested in ETFs and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) an advisory fee that declines from 0.70% to 0.60%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, ETFs and closed-end funds advised by the Investment Manager that do not pay an investment advisory fee, third party closed-end funds, derivatives and individual securities. The annualized effective investment management fee rate for the period ended May 31, 2013 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended May 31, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

For the period ended May 31, 2013, there were no expenses incurred for these particular items.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per

Annual Report 2013
27

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2013

account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2013, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.02%
Class C	0.00	*
Class K	0.05
Class R	0.04
Class R5	0.05
Class W	0.04
Class Z	0.02

*Rounds to zero.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2013, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R, and Class W shares, respectively.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but currently limit such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $28,521 for Class A for the period ended May 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through September 30, 2014
Class A	0.75%
Class C	1.50
Class K	0.63
Class R	1.00
Class R5	0.38
Class W	0.75
Class Z	0.50

Annual Report 2013
28

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2013

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, passive foreign investment company (PFIC) holdings, foreign currency transactions, partnerships, non-deductible organizational costs and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$263,897
Accumulated net realized gain	(256,430)
Paid-in capital	(7,467)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Period Ended May 31	2013
Ordinary income	$347,321
Long-term capital gains	105,597
Total	452,918

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$329,880
Undistributed long-term gain	286,591
Unrealized depreciation	(473,938)

At May 31, 2013, the cost of investments for federal income tax purposes was $15,112,149 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$121,421
Unrealized depreciation	(595,359)
Net unrealized depreciation	$(473,938)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $11,665,122 and $5,199,550, respectively, for the period ended May 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2013, affiliated shareholder accounts owned 95.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2013
29

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2013

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended May 31, 2013.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Commodity-related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund invests in an underlying fund that makes commodity-related investments through a wholly owned subsidiary organized outside the U.S. that is generally not subject to U.S. laws (including securities laws) and their protections.

Leverage Risk

Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund's net asset value (NAV) even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The Fund's assets that are used as collateral to secure the Fund's obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund's risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class

Annual Report 2013
30

Columbia Risk Allocation Fund

Notes to Financial Statements (continued)

May 31, 2013

actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
31

Columbia Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Risk Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Risk Allocation Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31 2013, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2013

Annual Report 2013
32

Columbia Risk Allocation Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	3.02%
Dividends Received Deduction	0.13%
Capital Gain Dividend	$411,797

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2013
33

Columbia Risk Allocation Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
34

Columbia Risk Allocation Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President and Chairman of the Board, Columbia Management Investment Advisers, LLC since February 2012 and 2001, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 184; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800.345.6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 and RiverSource Funds since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Annual Report 2013
35

Columbia Risk Allocation Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Global Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Inc., February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 100 Park Avenue New York, NY 10017 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
36

Columbia Risk Allocation Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Risk Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN214_05_C01_(07/13 )

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.  Of those three series, one commenced operations on June 19, 2012 and as a result, its fees are only included in the May 31, 2013 amounts. In addition, a fourth series merged away on April 26, 2013 and the fees incurred by that series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$80,100	$103,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for a new fund.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$1,600	$8,700

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended May 31, 2013 and May 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$23,600	$11,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2013 also includes Tax Fees for agreed-upon procedures for a fund merger and the review of a final tax return.

During the fiscal years ended May 31, 2013 and May 31, 2012, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$232,300	$395,800

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended May 31, 2013 and May 31, 2012 are approximately as follows:

2013	2012
$257,500	$415,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 24, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 24, 2013